First Allmerica Financial Life Insurance Company

Separate Account IMO

Financial Statements

December 31, 2021

First Allmerica Financial Life Insurance Company

Separate Account IMO

Financial Statements

December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

First Allmerica Financial Life Insurance Company and

Policy Owners of Separate Account IMO

Opinion on the Financial Statements

We have audited the accompanying statements of net assets for each of the sub-accounts of the Separate Account IMO (the “Separate Account”) of First Allmerica Financial Life Insurance Company (the “Company”) as of December 31, 2021, the related statements of operations and the statements of changes in net assets for the periods listed in the table below, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts comprising the Separate Account of the Company as of December 31, 2021, and the results of their operations and the changes in their net assets for each of the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Sub-account	Statements of Net Assets as of	Statements of Operations	Statements of Changes in Net Assets
AB VPS Large Cap Growth Portfolio – Class B	December 31, 2021	For the year ended December 31, 2021.	For the year ended December 31, 2021.
Fidelity VIP Equity-Income Portfolio – Service Class 2	December 31, 2021	For the year ended December 31, 2021.	For the year ended December 31, 2021.
Goldman Sachs VIT Core Fixed Income Fund – Service Shares	December 31, 2021	For the year ended December 31, 2021.	For the year ended December 31, 2021.
Goldman Sachs VIT Growth Opportunities Fund – Service Shares	December 31, 2021	For the year ended December 31, 2021.	For the year ended December 31, 2021.
Goldman Sachs VIT International Equity Insights Fund – Service Shares	December 31, 2021	For the year ended December 31, 2021.	For the year ended December 31, 2021.
Goldman Sachs VIT Mid Cap Value Fund – Service Shares	December 31, 2021	For the year ended December 31, 2021.	For the year ended December 31, 2021.

The statements of changes in net assets presented for the year or period ended December 31, 2020 and the related notes, including the financial highlights, presented for each of the years or periods in the period ended December 31,2020 and prior, were audited by other auditors whose report, dated April 6, 2021, expressed an unqualified opinion on those financial statements.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with each sub-account’s fund manager. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 8, 2022

We have served as the auditor of one or more separate accounts of First Allmerica Financial Life Insurance Company since 2021.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of First Allmerica Financial Life Insurance Company and the Policy Owners of Separate Account IMO of First Allmerica Financial Life Ins Co

Opinions on the Financial Statements

We have audited the accompanying statements of changes in net assets of each of the Sub-Accounts of Separate Account IMO of First Allmerica Financial Life Ins Co for the period indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the changes in net assets of each of the Sub- Accounts of Separate Account IMO of First Allmerica Financial Life Ins Co for the period indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Large Cap Growth Portfolio (1)	Goldman Sachs VIT Growth Opportunities Fund (1)
Fidelity VIP Equity-Income Portfolio (1)	Goldman Sachs VIT International Equity Insights Fund (1)
Goldman Sachs VIT Core Fixed Income Fund (1)	Goldman Sachs VIT Mid Cap Value Fund (1)
(1) Statement of changes in net assets for the years ended December 31, 2020

Basis for Opinions

These financial statements are the responsibility of the First Allmerica Financial Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the Sub- Accounts of Separate Account IMO of First Allmerica Financial Life Ins Co based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the Sub-Accounts of Separate Account IMO of First Allmerica Financial Life Ins Co in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210
T: (617) 530 5000, www.pwc.com/us

financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the custodians or the transfer agent of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

Boston, Massachusetts
April 6, 2021

We have served as the auditor of one or more of the Sub-Accounts of Separate Account IMO of First Allmerica Financial Life Ins Co since 2000.

Separate Account IMO

Statements of Net Assets

December 31, 2021

	AB VPS Large Cap Growth Portfolio	Fidelity VIP Equity-Income Portfolio	Goldman Sachs VIT Core Fixed Income Fund	Goldman Sachs VIT Growth Opportunities Fund	Goldman Sachs VIT International Equity Insights Fund
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$11,308	$976	$615	$10,073	$359
Net assets	$11,308	$976	$615	$10,073	$359

Net assets by category:
Accumulation reserves	$11,308	$976	$615	$10,073	$359
Net assets	$11,308	$976	$615	$10,073	$359

Units outstanding, December 31, 2021	1,302	218	293	1,005	147

Investments in shares of the Underlying Funds, at cost	$8,158	$880	$620	$10,452	$322
Underlying Fund shares held	132	39	55	826	39

The accompanying notes are an integral part of these financial statements.

Separate Account IMO
Statements of Net Assets
December 31, 2021

Goldman Sachs VIT Mid Cap Value Fund
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$1,885
Net assets	$1,885

Net assets by category:
Accumulation reserves	$1,885
Net assets	$1,885

Units outstanding, December 31, 2021	312

Investments in shares of the Underlying Funds, at cost	$1,617
Underlying Fund shares held	96

The accompanying notes are an integral part of these financial statements.

Separate Account IMO

Statements of Operations

For the Year Ended December 31, 2021

	AB VPS Large Cap Growth Portfolio	Fidelity VIP Equity-Income Portfolio	Goldman Sachs VIT Core Fixed Income Fund	Goldman Sachs VIT Growth Opportunities Fund	Goldman Sachs VIT International Equity Insights Fund
INVESTMENT INCOME:
Dividends	$—	$14	$5	$—	$9

Net investment income (loss)	—	14	5	—	9

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	741	96	1	1,727	8
Net realized gain (loss) from sales of investments	57	—	—	19	—
Net realized gain (loss)	798	96	1	1,746	8
Change in unrealized gain (loss)	1,750	42	(15)	(694)	10
Net realized and unrealized gain (loss)	2,548	138	(14)	1,052	18
Net increase (decrease) in net assets from operations	$2,548	$152	$(9)	$1,052	$27

The accompanying notes are an integral part of these financial statements.

Separate Account IMO
Statements of Operations
For the Year Ended December 31, 2021

Goldman Sachs VIT Mid Cap Value Fund
INVESTMENT INCOME:
Dividends	$4

Net investment income (loss)	4

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	234
Net realized gain (loss) from sales of investments	—
Net realized gain (loss)	234
Change in unrealized gain (loss)	124
Net realized and unrealized gain (loss)	358
Net increase (decrease) in net assets from operations	$362

The accompanying notes are an integral part of these financial statements.

Separate Account IMO

Statements of Changes in Net Assets

For the Years Ended December 31, 2021 and 2020

	AB VPS Large Cap Growth Portfolio		Fidelity VIP Equity-Income Portfolio		Goldman Sachs VIT Core Fixed Income Fund
	2021	2020	2021	2020	2021	2020
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$—	$—	$14	$6	$5	$5
Net realized gain (loss)	798	627	96	7	1	3
Change in unrealized gain (loss)	1,750	1,739	42	48	(15)	10
Net increase (decrease) in net assets from operations	2,548	2,366	152	61	(9)	18

FROM Policy TRANSACTIONS:
Net purchase payments	—	—	324	324	259	259
Terminations and withdrawals	—	—	—	—	—	—
Mortality and expense risk fees	(5)	(4)	—	—	—	—
Insurance and other charges	(249)	(253)	(18)	(10)	(12)	(7)
Net transfers between Sub-Accounts	—	—	—	—	—	—
Other transfers from (to) the General Account	—	—	—	—	—	—
Net increase (decrease) in net assets from Policy transactions	(254)	(257)	306	314	247	252
Net increase (decrease) in net assets	2,294	2,109	458	375	238	270

NET ASSETS:
Beginning of year	9,014	6,905	518	143	377	107
End of year	$11,308	$9,014	$976	$518	$615	$377

The accompanying notes are an integral part of these financial statements.

Separate Account IMO
Statements of Changes in Net Assets
For the Years Ended December 31, 2021 and 2020

	Goldman Sachs VIT Growth Opportunities Fund		Goldman Sachs VIT International Equity Insights Fund		Goldman Sachs VIT Mid Cap Value Fund
	2021	2020	2021	2020	2021	2020
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$—	$—	$9	$2	$4	$3
Net realized gain (loss)	1,746	1,497	8	—	234	13
Change in unrealized gain (loss)	(694)	1,367	10	25	124	139
Net increase (decrease) in net assets from operations	1,052	2,864	27	27	362	155

FROM Policy TRANSACTIONS:
Net purchase payments	—	—	130	130	584	584
Terminations and withdrawals	—	—	—	—	—	—
Mortality and expense risk fees	(5)	(4)	—	—	(1)	—
Insurance and other charges	(240)	(242)	(7)	(5)	(36)	(18)
Net transfers between Sub-Accounts	—	—	—	—	—	—
Other transfers from (to) the General Account	—	—	—	—	—	—
Net increase (decrease) in net assets from Policy transactions	(245)	(246)	123	125	547	566
Net increase (decrease) in net assets	807	2,618	150	152	909	721

NET ASSETS:
Beginning of year	9,266	6,648	209	57	976	255
End of year	$10,073	$9,266	$359	$209	$1,885	$976

The accompanying notes are an integral part of these financial statements.

Separate Account IMO

Notes To Financial Statements

December 31, 2021

Note 1 - Organization

Separate Account IMO of First Allmerica Finan Life Ins Co (“Separate Account IMO“ or the “Separate Account”), which is a funding vehicle for the Allmerica Select Life Plus variable life insurance policies, is a separate investment account of First Allmerica Financial Life Insurance Company (“FAFLIC”), established on May 1, 2002, for the purpose of separating from the general assets of FAFLIC (the “General Account”) those assets used to fund the variable portion of certain flexible premium variable life insurance policies (the “Policies”) issued by FAFLIC. FAFLIC is the Sponsor of the Separate Account. FAFLIC is a wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company (“Commonwealth Annuity”). Commonwealth Annuity is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited (“GAFG”), a Bermuda company. Effective February 1, 2021, GAFG became a majority-owned subsidiary of KKR & Co., Inc.

FAFLIC is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, FAFLIC is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of FAFLIC. The Separate Account cannot be charged with liabilities arising out of any other business of FAFLIC. The General Account is subject to the claims of creditors.

The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Global Atlantic Distributors, LLC is the principal underwriter for the Separate Account. Global Atlantic Distributors, LLC, an affiliate of FAFLIC, is a wholly-owned indirect subsidiary of GAFG.

The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a fund. Twenty-nine Sub-Accounts were offered by the Separate Account during 2021, of which six had activity. Twenty-three Sub-Accounts had no Policy owner activity during the year and a zero balance at December 31, 2021. The twenty-three Sub-Accounts are as follows:

Sub-Accounts With No Activity
AB VPS Growth and Income Portfolio
AB VPS Small/Mid Cap Value Portfolio
FT VIP Franklin Mutual Shares VIP Fund
FT VIP Franklin Small Cap Value VIP Fund
FT VIP Franklin Small-Mid Cap Growth VIP Fund
FT VIP Templeton Foreign VIP Fund
Goldman Sachs VIT Equity Index Fund
Goldman Sachs VIT Government Money Market Fund
Goldman Sachs VIT High Quality Floating Rate Fund
Goldman Sachs VIT Strategic Growth Fund
Goldman Sachs VIT U.S. Equity Insights Fund
Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Capital Appreciation Fund
Invesco V.I. Conservative Balanced Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Global Fund
Invesco V.I. Global Strategic Income Fund
Invesco V.I. Main Street Fund®
Invesco V.I. Value Opportunities Fund
MFS® Mid Cap Growth Series
MFS® New Discovery Series
MFS® Total Return Series

Separate Account IMO

Notes To Financial Statements

December 31, 2021

Note 1 - Organization (Continued)

Each Sub-Account invests exclusively in one of the funds (“Underlying Funds”) that are part of the following fund groups:
Fund Group
AB Variable Products Series Fund, Inc.
Aim Variable Insurance Funds (Invesco Variable Insurance Funds)
Fidelity Variable Insurance Products Funds
Franklin Templeton Variable Insurance Products Trust
Goldman Sachs Variable Insurance Trust
MFS® Variable Insurance Trust

Purchase payments for the Separate Account are allocated to one or more of the Sub-Accounts that comprise the Separate Account. As directed by the owners, amounts may be invested in an Underlying Fund as follows:

Underlying Fund	Class
AB VPS Growth and Income Portfolio	Class B
AB VPS Large Cap Growth Portfolio	Class B
AB VPS Small/Mid Cap Value Portfolio	Class B
Fidelity VIP Equity-Income Portfolio	Service Class 2
FT VIP Franklin Mutual Shares VIP Fund	Class 2
FT VIP Franklin Small Cap Value VIP Fund	Class 2
FT VIP Franklin Small-Mid Cap Growth VIP Fund	Class 2
FT VIP Templeton Foreign VIP Fund	Class 2
Goldman Sachs VIT Core Fixed Income Fund	Service Shares
Goldman Sachs VIT Equity Index Fund	Service Shares
Goldman Sachs VIT Government Money Market Fund	Service Shares
Goldman Sachs VIT Growth Opportunities Fund	Service Shares
Goldman Sachs VIT High Quality Floating Rate Fund	Service Shares
Goldman Sachs VIT International Equity Insights Fund	Service Shares
Goldman Sachs VIT Mid Cap Value Fund	Service Shares
Goldman Sachs VIT Strategic Growth Fund	Service Shares
Goldman Sachs VIT U.S. Equity Insights Fund	Service Shares
Invesco V.I. American Franchise Fund	Series II Shares
Invesco V.I. American Value Fund	Series II Shares
Invesco V.I. Capital Appreciation Fund	Series II
Invesco V.I. Conservative Balanced Fund	Series II
Invesco V.I. Core Equity Fund	Series II Shares
Invesco V.I. Global Fund	Series II
Invesco V.I. Global Strategic Income Fund	Series II
Invesco V.I. Main Street Fund®	Series II
Invesco V.I. Value Opportunities Fund	Series II Shares
MFS® Mid Cap Growth Series	Service Class
MFS® New Discovery Series	Service Class
MFS® Total Return Series	Service Class

Separate Account IMO
Notes To Financial Statements
December 31, 2021

Note 1 - Organization (Continued)

In 2021 the following Sub-Accounts were renamed:

Date	New Name	Old Name
April 30, 2021	Invesco V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund
April 30, 2021	Invesco V.I. Conservative Balanced Fund	Invesco Oppenheimer V.I. Conservative Balanced Fund
April 30, 2021	Invesco V.I. Global Fund	Invesco Oppenheimer V.I. Global Fund
April 30, 2021	Invesco V.I. Global Strategic Income Fund	Invesco Oppenheimer V.I. Global Strategic Income Fund
April 30, 2021	Invesco V.I. Main Street Fund®	Invesco Oppenheimer V.I. Main Street Fund

In 2021 the following Sub-Account was merged:
Date	Surviving Fund	Closed Fund
April 30, 2021	Invesco V.I. American Value Fund	Invesco V.I. Value Opportunities Fund

From time to time FAFLIC reviews its product offerings, particularly with regard to the utilization of its Sub-Account offerings, and determines if it is necessary to discontinue certain Sub-Accounts. The following Sub-Account is closed to new payment allocations and transfers:

Closed Sub-Account
AB VPS Small/Mid Cap Value Portfolio

Note 2 - Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and Financial Accounting Standards Board ("FASB") Accounting Standards Codification 946 "Financial Services - Investment Companies". The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

Subsequent Events

For the year ended December 31, 2021, FAFLIC evaluated subsequent events through April 8, 2022; the issuance date of the financial statements. No subsequent events required disclosure.

Investments

Investment transactions are recorded as of the trade date. Investments held by the Sub-Accounts are recorded at fair value based on the stated net asset value per share (“NAV”) of the Underlying Funds. The change in the difference between cost and fair value is reflected in unrealized gain (loss) in the statements of operations. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at NAV. Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying Funds.

Separate Account IMO

Notes To Financial Statements

December 31, 2021

Note 2 - Summary of Significant Accounting Policies (Continued)

Financial Instruments

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP establishes a three-level valuation hierarchy based upon observable and non-observable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. A financial instrument’s level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement of the financial instrument. The three levels of the fair value hierarchy are described below:

Basis of Fair Value Measurement
Level 1	Inputs are unadjusted quoted prices in active markets to which FAFLIC had access at the measurement date for identical, unrestricted assets or liabilities.
Level 2

Inputs to valuation techniques are observable either directly or indirectly through quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3	Model-derived where one or more inputs to the valuation techniques are significant and unobservable.

The open-end mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as level 1.

Statements of Changes in Net Assets

Policy owners may allocate their Policy values to variable investment options in the Separate Account and to the Fixed Account, which is a part of the General Account that guarantees principal and a fixed minimum interest rate.

Net purchase payments represent payments by Policy owners under the Policies (excluding amounts allocated to the Fixed Account) reduced by refunds made during the initial free-look period, and by applicable deductions, charges, and state premium taxes. Terminations and withdrawals are payments to Policy owners and beneficiaries made under the terms of the Policies and amounts that Policy owners have requested to be withdrawn and paid to them. Mortality and expense risk fees are deductions from Policy values for FAFLIC's assumption of risks associated with adverse mortality experience. The expense risk assumed is that expenses incurred in issuing and administering the Policies exceed the amounts realized from administration charges. Insurance and other charges are deductions from Policy values for Policy fees such as Cost of Insurance. Cost of Insurance are charges based on individual characteristics such as the age, Policy year, underwriting class, face amount and sex of the insured. Net transfers between Sub-Accounts are amounts that Policy owners have directed to be moved among funds, including permitted transfers from and to the Fixed Account. Other transfers from (to) the General Account include Policy loan activity and death claims.

Separate Account IMO

Notes To Financial Statements

December 31, 2021

Note 2 - Summary of Significant Accounting Policies (Continued)

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of FAFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, FAFLIC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. FAFLIC will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies. The Separate Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2021.

Diversification Requirement

Under the provisions of Section 817(h) of the IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the IRC. FAFLIC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

Note 3 - Expenses and Related Party Transactions

FAFLIC deducts a Cost of Insurance Charge for the cost of insurance protection under the Policies; an Expense Charge as reimbursement for underwriting and acquisition costs; an Administrative Charge as reimbursement for expenses related to issuance and maintenance of the Policies; a Mortality and Expense Risk Charge as compensation for assuming mortality and expense risks for variable interests in the Policies; and Charges for Optional Benefits added by riders. FAFLIC may also charge other one-time fees for certain Policy transactions, which are not listed in the following table.

The Mortality and Expense Risk Charge compensates FAFLIC for assuming mortality and expense risks for variable interests in the Policy. The mortality risk assumed by FAFLIC is that insureds may live for a shorter time than anticipated, and that FAFLIC therefore will pay an aggregate amount of death proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges provided in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, FAFLIC absorbs the losses. If the charge is higher than mortality and expense risk expenses, the difference is a profit to FAFLIC. The Charges for Optional Benefits vary depending upon the optional benefits selected and by the underwriting classification of the insured.

The Policy owner may allocate the Policy deductions to any number of Sub-Accounts and to the Fixed Account. In the absence of allocation instructions, or if the Sub-Accounts chosen do not have sufficient funds to cover the Policy deductions, FAFLIC makes a pro-rata allocation among the Sub-Accounts in the Policy. Policy fees may be waived by FAFLIC in certain cases at its discretion, and where permitted by law.

Fees and charges may be deducted daily, monthly, or annually. They are deducted from individual Policies (“Individual Policy”). Current fees and charges are summarized in the following table.

Separate Account IMO
Notes To Financial Statements
December 31, 2021

Note 3 - Expenses and Related Party Transactions (Continued)

Allmerica Select Life Plus
Mortality and Expense Risk Charge
Frequency	Monthly
Deduction Method	Individual Policy
Rate (Annual)	0.35% for years 1-10; 0.05% thereafter

Cost of Insurance Charge
Frequency	Monthly
Deduction Method	Individual Policy
Rate (Annual)	Varies by Policy

Expense Charge
Frequency	Monthly
Deduction Method	Individual Policy
Rate (Annual)	Varies by Policy

Charges for Optional Benefits
Frequency	Monthly
Deduction Method	Individual Policy
Rate (Annual)	Varies by Policy

Administrative Charge
Frequency	Monthly
Deduction Method	Policy
Maximum Annual Fee	$7.50

A surrender charge may be deducted upon request of a full surrender of the Policy or a decrease in the face amount if less than a certain number of years have lapsed from the date of issue or from the effective date of any increase in the face amount. The maximum surrender charge is a detailed calculation.

Some states and municipalities impose premium taxes, which currently range up to 5%, on variable life policies.

The disclosures above summarize fees and charges. There are other fees and charges that may be assessed at the discretion of FAFLIC, in accordance with Policy terms.

Separate Account IMO

Notes To Financial Statements

December 31, 2021

Note 4 - Changes In Units Outstanding

The changes in units outstanding were as follows:

	2021			2020
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Sub-Account	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
AB VPS Large Cap Growth Portfolio	—	(33)	(33)	—	(48)	(48)
Fidelity VIP Equity-Income Portfolio	74	—	74	102	—	102
Goldman Sachs VIT Core Fixed Income Fund	118	—	118	120	—	120
Goldman Sachs VIT Growth Opportunities Fund	—	(26)	(26)	—	(36)	(36)
Goldman Sachs VIT International Equity Insights Fund	51	—	51	68	—	68
Goldman Sachs VIT Mid Cap Value Fund	101	—	101	151	—	151

Separate Account IMO

Notes To Financial Statements

December 31, 2021

Note 5 - Purchases and Sales of Investments

The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2021 were as follows:

Investment Portfolios	Purchases	Sales
AB VPS Large Cap Growth Portfolio	$741	$254
Fidelity VIP Equity-Income Portfolio	417	—
Goldman Sachs VIT Core Fixed Income Fund	253	—
Goldman Sachs VIT Growth Opportunities Fund	1,727	246
Goldman Sachs VIT International Equity Insights Fund	140	—
Goldman Sachs VIT Mid Cap Value Fund	785	—

Separate Account IMO

Notes To Financial Statements

December 31, 2021

Note 6 - Financial Highlights

Unit fair values, units outstanding, income and expense ratios and total returns for the Separate Account were as follows:

	At December 31			For the year ended December 31
	Units	Unit Fair Values ($)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios (%) (2)(4)	Total Returns (%) (3)(4)
AB VPS Large Cap Growth Portfolio
2021	1,302	8.68	11,308	N/A	N/A	28.59
2020	1,335	6.75	9,014	N/A	N/A	35.27
2019	1,383	4.99	6,905	N/A	N/A	34.14
2018	—	3.72	—	N/A	N/A	2.48
2017	—	3.63	—	N/A	N/A	31.52
Fidelity VIP Equity-Income Portfolio
2021	218	4.48	976	1.88	N/A	24.79
2020	144	3.59	518	2.12	N/A	6.21
2019	42	3.38	143	0.74	N/A	27.07
2018	1,237	2.66	3,286	2.16	N/A	(8.28)
2017	1,155	2.90	3,356	1.58	N/A	12.40
Goldman Sachs VIT Core Fixed Income Fund
2021	293	2.10	615	1.10	N/A	(2.33)
2020	175	2.15	377	2.04	N/A	9.69
2019	55	1.96	107	2.88	N/A	8.89
2018	1,285	1.80	2,317	3.34	N/A	(1.10)
2017	1,148	1.82	2,086	2.60	N/A	3.41
Goldman Sachs VIT Growth Opportunities Fund
2021	1,005	10.02	10,073	N/A	N/A	11.46
2020	1,031	8.99	9,266	N/A	N/A	44.30
2019	1,067	6.23	6,648	N/A	N/A	33.98
2018	61	4.65	282	N/A	N/A	(4.32)
2017	57	4.86	276	N/A	N/A	26.89
Goldman Sachs VIT International Equity Insights Fund
2021	147	2.45	359	3.04	N/A	11.87
2020	96	2.19	209	2.00	N/A	6.31
2019	28	2.06	57	0.14	N/A	18.39
2018	710	1.74	1,234	1.67	N/A	(16.35)
2017	646	2.08	1,345	1.79	N/A	26.06

Separate Account IMO
Notes To Financial Statements
December 31, 2021

Note 6 - Financial Highlights (Continued)

	At December 31			For the year ended December 31
	Units	Unit Fair Values ($)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios (%) (2)(4)	Total Returns (%) (3)(4)
Goldman Sachs VIT Mid Cap Value Fund
2021	312	6.04	1,885	0.24	N/A	30.45
2020	211	4.63	976	0.65	N/A	8.18
2019	60	4.28	255	0.03	N/A	31.29
2018	1,546	3.26	5,040	0.56	N/A	(10.68)
2017	1,444	3.65	5,272	0.52	N/A	10.94

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit fair values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest. Investment income ratio has not been annualized for periods less than one year.

(2)	These ratios represent the annualized Policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit fair values. See Note 3 for a list of all unit fair value charges. Charges made directly to Policy owner accounts through the redemption of units and expenses of the Underlying Fund are excluded. This separate account assesses all fees at the Policy level.

(3)	These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total return has not been annualized for periods less than one year.

(4)	Investment income ratios for closed or liquidated Sub-Accounts with periods less than one year are calculated using the average net assets for the period. Expense ratios for closed or liquidated Sub-Accounts with periods less than one year have been annualized. Total returns for closed or liquidated Sub-Accounts with periods less than one year are calculated using the final unit values.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

AND SUPPLEMENTAL INFORMATION

DECEMBER 31, 2021 AND 2020

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Index to Statutory Financial Statements

Year Ended December 31, 2021 and 2020

Independent Auditors' Report	3
Statements of Admitted Assets, Liabilities, Capital and Surplus – Statutory Basis	5
Statements of Operations – Statutory Basis	6
Statements of Changes in Capital and Surplus – Statutory Basis	7
Statements of Cash Flows – Statutory Basis	8
Notes to Statutory Financial Statements – Statutory Basis	10

Supplemental Information	63
Supplemental Schedule of Selected Statutory Financial Data	64
Supplemental Schedule of Investment Risks Interrogatories	67
Summary Investment Schedule	70
Supplemental Schedule of Reinsurance Disclosures	71

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of First Allmerica Financial Life Insurance Company:

Opinions

We have audited the statutory-basis financial statements of First Allmerica Financial Life Insurance Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the year ended, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory- basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the 2021 statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021, and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the 2021 statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021, or the results of its operations or its cash flows for the year then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Division of Insurance of the Commonwealth of Massachusetts. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Predecessor Auditors' Opinion on 2020 Statutory-Basis Financial Statements

The statutory-basis financial statements of the Company as of and for the year ended December 31, 2020, were audited by other auditors whose report, dated March 31, 2021, expressed an opinion that those statutory-basis financial statements were not fairly presented in accordance with accounting principles generally accepted in the United States of America; however, such report also expressed an unmodified opinion on those statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts described in Note 2.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory-basis financial statements as a whole. The supplemental schedule of selected statutory financial data, the supplemental schedule of investment risks interrogatories, the supplemental summary investment schedule, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2021, are presented for purposes of additional analysis and are not a required part of the 2021 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory-basis financial statements as a whole.

April 18, 2022

Report of Independent Auditors

To the Board of Directors of First Allmerica Financial Life Insurance Company:

We have audited the accompanying statutory financial statements of First Allmerica Financial Life Insurance Company, which comprise the statements of admitted assets, liabilities, capital and surplus - statutory basis as of December 31, 2020, and the related statements of operations - statutory basis, of changes in capital and surplus - statutory basis, and of cash flows - statutory basis for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America.

Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 1075 Peachtree Street, Suite 2600, Atlanta, GA 30309

T: (678) 419 1000, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020, or the results of its operations or its cash flows for the year then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2020, and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts described in Note 2.

Atlanta, Georgia

March 31, 2021

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS - STATUTORY BASIS

As of December 31, 2021 and 2020

(Dollars in thousands, except share data)	Notes	2021	2020
ASSETS
Bonds	3,4	$2,258,857	$2,067,628
Mortgage loans	3,4	5,582	5,898
Cash and short-term investments	3,4	100,648	71,872
Policy loans	3,4	41,476	44,509
Derivatives	3,4	36	1,529
Other invested assets including receivable for securities	3,4	5,451	14,134
Subtotal, cash and invested assets		2,412,050	2,205,570
Investment income due and accrued		25,335	30,227
Deferred and uncollected premiums	7	2,443	2,353
Reinsurance receivable and funds withheld receivable		664,149	652,912
Current federal and foreign tax recoverable		2,655	31,279
Other assets	14	1,215	1,795
Separate account assets	16	149,630	138,148
Total admitted assets		$3,257,477	$3,062,284

LIABILITIES
Aggregate reserve for life policies and contracts		$575,519	$453,958
Deposit funds and other contract liabilities		287,034	295,199
Policy and contract claims		20,576	12,064
Dividends payable to policyholders		382	404
Reinsurance payable		41,979	46,348
Interest maintenance reserve		41,393	37,956
Net deferred tax liability		3,998	769
General expenses and commissions payable		1,037	1,751
Transfers to separate accounts due or accrued		(2,871)	(3,450)
Payable to parent, subsidiaries, and affiliate		719	1,493
Funds held under reinsurance treaties		11,604	—
Funds held under affiliate reinsurance treaty with authorized and unauthorized reinsurers		1,972,732	1,924,012
Benefits plan payable	15	1,244	3,048
Asset valuation reserve		14,251	12,301
Other liabilities	14	21,046	22,725
Separate account liabilities	16	149,630	138,148
Total liabilities		$3,140,273	$2,946,726

CAPITAL AND SURPLUS
Common stock, $10 par value, 1,000,000 shares authorized, 500,001 shares issued and outstanding		5,000	5,000
Paid in surplus		97,062	452,978
Unassigned surplus ( deficit)		12,892	(344,670)
Special contingency reserves		2,250	2,250
Total capital and surplus		117,204	115,558
Total liabilities, capital, and surplus		$3,257,477	$3,062,284

The accompanying notes are an integral part of these financial statements	Page 5

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

STATEMENTS OF OPERATIONS - STATUTORY BASIS

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)	Notes	2021	2020
REVENUE
Premiums and annuity considerations		$177,405	$(921,931)
Considerations for supplementary contracts		282	284
Net investment income	3	97,453	105,731
Amortization of interest maintenance reserve	3	4,210	5,279
Investment management and administration fees from separate accounts		17,650	17,832
Commissions and expense allowance on reinsurance ceded		9,324	(22,666)
Policyholder fee income		33,040	33,485
Other income		(15,065)	—
Funds withheld net investment (loss) / income		592	(103)
Total revenue		$324,891	$(782,089)

BENEFITS AND EXPENSES
Benefits paid or provided for:
Surrender benefits		$16,456	$28,212
Annuity payments		23,141	28,229
Death benefits		10,205	44,026
Disability benefits		49	262
Interest and adjustments on deposit-type contract funds		(399)	(655)
Change in policy reserves		121,562	(917,997)
Total benefits		171,014	(817,923)
Change in loading expenses	7	(160)	5,620
Commissions and expense allowances		3,436	6,516
General insurance expenses		12,326	11,455
Insurance taxes, licenses and fees		2,816	3,107
Expense as a result of reinsurance		128,249	54,737
Other expenses	14	1,766	1,748
Net transfers to/(from) separate accounts	16	(708)	(608)
Total benefits and expenses		$318,739	$(735,348)

Net (loss) / gain from operations before dividends, federal income taxes and realized capital gains/(losses)		6,152	(46,741)

Dividends to policyholders		30	(47)

Net (loss) / gain from operations before federal income taxes and realized capital gains/(losses)		6,122	(46,694)

Federal and foreign income tax	5	(32)	(35,625)

Net (loss) / gain from operations before realized capital gains/(losses)		6,154	(11,069)

Net realized capital gains/(losses), net of tax and transfers to interest maintenance reserve	3	(648)	506

Net income/(loss)		$5,506	$(10,563)

The accompanying notes are an integral part of these financial statements	Page 6

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS - STATUTORY BASIS

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)	Common Stock	Paid in Surplus	Special Contingency Reserve	Unassigned Surplus ( Deficit)	Total Capital and Surplus
Balance at December 31, 2019	$5,000	$552,978	$2,250	$(314,592)	$245,636

Net loss	—	—	—	(10,563)	(10,563)
Change in net unrealized capital gains	—	—	—	(6,788)	(6,788)
Change in net deferred income tax	—	—	—	(12,129)	(12,129)
Change in asset valuation reserve	—	—	—	(1,000)	(1,000)
Change in non-admitted assets	—	—	—	2,432	2,432
Change as a result of reinsurance	—	—	—	(2,030)	(2,030)
Return of capital	—	(100,000)	—	—	(100,000)
Balance at December 31, 2020	5,000	452,978	2,250	(344,670)	115,558

Net loss	—	—	—	5,506	5,506
Change in net unrealized capital gains	—	—	—	625	625
Change in net deferred income tax	—	—	—	(3,059)	(3,059)
Change in asset valuation reserve	—	—	—	(1,950)	(1,950)
Change in non-admitted assets	—	—	—	(4,679)	(4,679)
Change as a result of reinsurance	—	—	—	5,203	5,203
Additional paid in capital	—	(355,916)	—	355,916	—
Balance at December 31, 2021	$5,000	$97,062	$2,250	$12,892	$117,204

The accompanying notes are an integral part of these financial statements	Page 7

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

STATEMENTS OF CASH FLOWS - STATUTORY BASIS

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)	2021	2020
CASH FROM OPERATIONS
Premiums and annuity considerations	$14,617	$17,031
Net investment income	85,877	95,274
Funds withheld net investment income	(183)	68
Other (loss) / income	45,421	1,923
Claims, surrenders and other benefits	(53,572)	(106,139)
Commissions and expenses paid	(134,929)	(115,437)
Net transfers from separate accounts	1,288	925
Dividends to policyholders	(51)	(191)
Federal income taxes (paid) / recovered	26,469	(3,329)
Net cash used in operations	(15,063)	(109,875)

CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid
Bonds	379,378	323,052
Mortgage loans	252	3,781
Derivatives	1,602	28,234
Other invested assets	8,050	894
Miscellaneous Applications	1,693	—
Total investment proceeds	390,975	355,961
Cost of investments acquired
Bonds	(324,411)	(140,858)
Derivatives	—	—
Other invested assets	(209)	(508)
Miscellaneous Applications	969	(691)
Total cost of investments acquired	(323,651)	(142,057)
Net change in policy loans	5,897	2,477
Net cash from investments	73,221	216,381

CASH FROM FINANCING AND OTHER SOURCES
Net withdrawals on deposit type contracts and other liabilities	(8,165)	(4,079)
Capital and paid in surplus, less treasury stock	—	(100,000)
Net change in fund held for reinsurers	(22,478)	(22,030)
Net change in derivative collateral	—	(22,047)
Other cash provided / (applied)	1,261	(7,851)
Net cash from / (used in) financing and other sources	(29,382)	(156,007)

Net change in cash and short-term investments	28,776	(49,501)
Beginning of the year	71,872	121,373
End of the year	$100,648	$71,872

The accompanying notes are an integral part of these financial statements	Page 8

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

STATEMENTS OF CASH FLOWS - STATUTORY BASIS (Continued)

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)	2021	2020
SUPPLEMENTAL SCHEDULE OF NON-CASH OPERATING ACTIVITIES
Non-cash premiums assumed from reinsurance transactions	(233,088)	—
Non-cash accrued investment income assumed to settle reinsurance transactions	2,179	—
Non-cash premiums ceded from reinsurance transactions	69,968	—
Non-cash ceded commissions	2,850	—
Non-cash premiums ceded on a funds withheld basis	—	927,937
Non-cash Capitalization of policy loan interest	7,604	—
Non-cash Policy loan write-off	206

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
Non-cash bonds received to settle reinsurance transactions	228,897	—
Non-cash preferred stocks received to settle reinsurance transactions	2,012	—
Non-cash exchange of bonds	—	13,754
Non-cash Capitalization of policy loan interest	7,604	—

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES
Non-cash funds withheld payable and deposit assets on reinsurance ceded	(72,818)	—
Non-cash premiums ceded on a funds withheld basis	—	(927,937)

The accompanying notes are an integral part of these financial statements	Page 9

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

1.	ORGANIZATION AND NATURE OF OPERATIONS

First Allmerica Financial Life Insurance Company, a Massachusetts domiciled life insurance company (the Company), is a wholly owned subsidiary of Commonwealth Annuity and Life Insurance Company, a Massachusetts domiciled life insurance company (Commonwealth Annuity), which in turn is a wholly owned indirect subsidiary of The Global Atlantic Financial Group LLC, a Bermuda company (Global Atlantic, which shall mean The Global Atlantic Financial Group LLC and, unless otherwise indicated or the context otherwise requires, its applicable subsidiaries). Global Atlantic is majority owned by KKR & Co. Inc (KKR).

On February 1, 2021, KKR & Co. Inc. (“KKR”) indirectly acquired a majority interest in the Company following the merger of Global Atlantic Financial Group Limited (“GAFGL”) and Magnolia Merger Sub Limited, with GAFGL as the surviving entity of the merger transaction. Prior to the merger transaction, Magnolia Merger Sub Limited was a Bermuda exempted company, a direct wholly owned subsidiary of Magnolia Parent LLC (now known as The Global Atlantic Financial Group LLC or “TGAFGL”) and an indirect subsidiary of KKR. Accordingly, TGAFGL is now the holding company of GAFGL and KKR is deemed the ultimate controlling person of FAFLIC

KKR Magnolia Holdings LLC owns a total of approximately 61.5% of the outstanding ordinary shares of TGAFGL; the remaining investors, none of whom own more than 9.8%, own the remaining approximately 38.5% of the outstanding ordinary shares.

The Company insures and reinsures blocks of traditional life insurance, universal life insurance, fixed annuities, group retirement products, variable annuities, variable universal life insurance, and an exited accident and health (A&H) business.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts (MADOI), which differ in some respects from accounting principles generally accepted in the United Stated of America (GAAP). Prescribed statutory accounting practices (SAP) include publications of the National Association of Insurance Commissioners “Accounting Practices and Procedures Manual” (NAIC SAP), state laws, regulations and general administrative rules. The more significant of these differences are as follows:

•	Bonds which are “available-for-sale” or “trading” are carried at fair value under GAAP, and are carried at amortized cost under NAIC SAP, except for bonds in or near default which are carried at the lower of fair value or amortized cost under NAIC SAP;

•	Derivatives are carried at fair value. However, changes in unrealized capital gains and losses are not recognized in net income, but as changes to surplus;

The accompanying notes are an integral part of these financial statements	Page 10

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

•	The Asset Valuation Reserve (AVR) is required under NAIC SAP to offset potential credit-related investment losses on bonds, mortgage loans, stocks, real estate, and other invested assets. The AVR is recorded as a liability with changes in the reserve accounted for as direct increases or decreases in surplus. Under GAAP, no such reserve is required;

•	The Interest Maintenance Reserve (IMR) is required under NAIC SAP to defer recognition of realized gains and losses (net of applicable federal income taxes) on short and long term fixed income investments resulting from interest rate changes. The deferred gain and loss is amortized over the expected remaining life (maturity) of the investment sold. In the event that realized capital losses exceed gains on a cumulative basis, negative IMR is reclassified to a non-admitted asset. Under GAAP, no such reserve is required;

•	Policy acquisition costs, such as commissions, and other costs that are directly related to the successful efforts of acquiring new business are deferred under GAAP. Under NAIC SAP, such items are recorded as expenses when incurred;

•	Benefit reserves are determined using statutorily prescribed interest, morbidity and mortality assumptions under NAIC SAP, instead of using experience-based expense, interest, morbidity, mortality and voluntary withdrawal assumptions, with provision made for adverse deviation or the fair value method as elected with the closed block and no lapse guarantee products under GAAP;

•	Under NAIC SAP, amounts recoverable from reinsurers for unpaid losses are not recorded as assets, but as offsets against the respective policyholder liabilities. Under GAAP, amounts recoverable from reinsurers for unpaid losses are recorded as assets and not offset against the respective policyholder liabilities. Reinsurance balance amounts deemed to be uncollectible are written off through a charge to operations. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings;

•	Deferred income taxes, which provide for book/tax temporary differences, are charged directly to unassigned surplus under NAIC SAP, whereas under GAAP, they are included as a component of net income. Deferred tax assets are also subject to an admissibility test under NAIC SAP;

•	Under NAIC SAP, certain items are designated as “non-admitted” assets (such as furniture and equipment, prepaid expenses, bills receivable, computer system software, and agents’ balance, etc.) and are excluded from assets by a direct charge to surplus. Under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances;

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

•	Under GAAP acquisition accounting, an intangible asset can be assigned a value representing the cost to duplicate, create or replace the asset, assigned a finite life, and amortized accordingly. NAIC SAP does not recognize this type of transaction but recognizes any amount paid in excess of the subsidiary’s underlying statutory capital and surplus as unamortized goodwill on the parent company’s books. Goodwill is then amortized into unrealized capital gains and losses, on a straight line basis for a period which the acquiring entity benefits economically, not to exceed 10 years;

•	Under GAAP accounting, the Company’s assets and liabilities were remeasured at fair value upon the close of the KKR acquisition. This resulted in the recognition of Value of Business Acquired (VOBA), which is generally amortized on a constant level basis using policy count over the estimated lives of the contracts, and goodwill, which is not amortized but assessed for impairment annually or more frequently if circumstances indicate impairment may have occurred, for GAAP. There was no such remeasurement of assets and liabilities for Statutory reporting. Under NAIC SAP, consideration in excess of the net book value of business acquired is recognized as a ceding commission. Ceding commission expenses are recognized in income on the date of the transaction. Ceding commission revenues are recognized as a separate surplus item on a net of tax basis and are subsequently amortized into income as earnings from the business emerge.

•	Under NAIC SAP, revenues for annuity contracts and universal life policies consist of the entire premium received, and benefits incurred represent the total of death benefits paid, surrenders (net of surrender charges), and the change in policy reserves. Under GAAP, premiums received for annuity contracts and universal life that do not include significant mortality risk would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Charges for mortality expenses and surrenders for both types of policies would be recognized as revenue under GAAP;

•	Policyowner dividends are recognized when declared under NAIC SAP rather than over the term of the related policies as required by GAAP;

•	Under GAAP the Company has elected to carry the funds withheld assets at fair value while for statutory treatment the Company carries the funds withheld assets at amortized cost;

•	Under NAIC SAP, cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less;

•	Investments in subsidiaries where the Company has the ability to exercise control are consolidated for GAAP reporting. Under NAIC SAP, the equity value of subsidiaries is recorded as other invested assets and investments in common stocks of affiliated entities;

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

•	Bond portfolios and associated liabilities comprising guaranteed separate accounts, also referred to as market value adjusted annuities, are included in separate accounts for NAIC SAP, whereas these are classified under the Company’s general account under GAAP.

The effects on the financial statements of the variances between statutory and GAAP, although not readily determinable, are presumed to be material.

Use of Estimates

The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ significantly from those estimates. Significant estimates included in the accompanying statutory basis financial statements are assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation methods for infrequently traded securities and private placements, policy liabilities and accruals relating to legal and administrative proceedings and estimates to establish the reserves for future policy benefits.

The Company is currently undergoing a conversion to a new life insurance administration system. As part of this conversion certain life insurance policies have been temporarily restricted at December 31, 2021 resulting in a delay of the billing of premiums and other related policy transactions. In limited cases, estimates were used for restricted policy balances within the financial statements. Any variances to the estimates will be recorded as policies are released from the restricted status in future periods.

Investments

Bonds

The NAIC classifies bonds into six quality categories and 20 subcategories. These categories range from 1A (the highest) to 5C (the lowest) for non-defaulted bonds, and category 6 for bonds in and near default, as well as residual tranches of securitization. Bonds in default are required to be carried at the lower of amortized cost or NAIC fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Bonds and preferred stocks, excluding loan-backed and structured securities (LBASS), are stated at amortized cost using the modified scientific method, or fair value in accordance with the “Purposes and Procedures Manual (P & P Manual) of the NAIC Capital Markets and Investment Analysis Office” (CMIAO). Fair values are measured in accordance with the Statements of Statutory Accounting Principles (SSAP) No. 100 Fair Value Measurements (SSAP No.100). Short-term investments are highly liquid investments readily convertible to cash, with maturities of greater than 90 days and less than one year at time of purchase and are reported at amortized cost.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

LBASS are stated at amortized cost or fair value in accordance with the P & P Manual of the CMIAO. Prepayment assumptions are primarily obtained from external sources or internal estimates, and are consistent with the current interest rate and economic environment. The prospective adjustment method is used on most non-agency LBASS. Fair values are based on quoted market prices. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models, based on discounted cash flow analysis. The Company reviews securities at least quarterly for other-than-temporary impairments (OTTI) using current cash flow assumptions.

The NAIC has contracted with Blackrock, for non-agency Residential Mortgage Backed Securities (RMBS) and Commercial Mortgage Backed Securities (CMBS), to provide expected loss information, which the Company must use to determine the appropriate NAIC designations for accounting, and risk-based capital (RBC) calculations.

Mortgage Loans

Commercial mortgage loans (CML's) and mezzanine real estate loans (real estate loans) acquired at a premium or discount are carried at amortized cost using the effective interest rate method. Real estate loans held by the Company are diversified by property type and geographic area throughout the United States. Real estate loans are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses.

Financial Instruments and Derivatives

In the normal course of business, the Company enters into transactions involving various types of financial instruments including derivatives. Derivatives are instruments that derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Derivatives may be privately negotiated contracts, which are usually referred to as over-the-counter (OTC) derivatives, or they may be listed and traded on an exchange (exchange-traded). Exchange-traded equity futures are transacted through a regulated exchange. From time to time, futures contracts are terminated. The clearinghouse guarantees the performance of both counterparties, which mitigates credit risk.

The Company primarily uses derivatives to hedge its exposure to indexed universal life insurance products with potential growth in interest linked to market indexes. OTC call options and call spreads are purchased to hedge the growth in interest credited to the customer as a direct result of increases in the related indices.  Upon exercise, the Company will receive the fair value of the call options and call spreads. In accordance with SSAP No. 86, Derivatives (SSAP No. 86), the Company has elected to account for these derivatives using the fair value method of accounting. Under such treatment, the derivatives are marked to market, with changes in fair value recorded as unrealized investment gains or losses. Upon termination, the unrealized investment gains and losses are reclassified to realized gains and losses in earnings. The Company values the OTC options utilizing the Black-Scholes and Heston models. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs. The parties with whom the Company enters into OTC option contracts are highly rated financial institutions. Contracts are also fully supported by collateral, which minimizes the credit risk associated with such contracts.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Policy Loans

Policy loans are carried at unpaid principal balances.

Other Invested Assets

Other invested assets of the Company consist primarily of ownership interests in partnerships. The Company values these interests based upon the investment method and their proportionate share of the underlying GAAP equity of the investment.

Cash and Short-Term Investments

Cash and short-term investments include cash on hand, amounts due from banks, and highly liquid short-term investments. The Company considers all investments with an original maturity of 90 days or less as cash equivalents. Cash equivalent investments are stated at amortized cost. The Company considers all investments with an original maturity of greater than 90 days and less than one year as short-term investments. Short-term investments are stated at amortized cost.

Investment Income

Investment income is recognized on an accrual basis. Any investment income which is over 90 days past due is excluded from surplus. Investments in bonds that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received. Interest income on policy loans is recorded as earned using the contractually agreed upon interest rate and is included in accrued investment income until the policy’s anniversary date at which point the interest is capitalized and added to principal.

Capital Gains and Losses

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, to the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

The IMR liability establishes a reserve for realized gains and losses, net of tax, resulting from changes in interest rates on short and long term fixed income investments. The Company acquires IMR associated with certain assumed blocks of business through reinsurance transactions. Should realized capital losses exceed gains on a cumulative basis, the resulting negative IMR is reclassified to assets and is non-admitted. Net realized gains and losses charged to the IMR are amortized into revenue over the remaining life of the investment sold.

Changes in non-admitted asset carrying amounts of bonds and mortgages on real estate are credited directly to unassigned surplus.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

The Company evaluates mortgages for impairment based on the credit quality of the borrowers ability to pay, common stocks, which are primarily affiliated companies, based on the underlying financial condition of those companies, and joint ventures, partnerships and Limited Liability Companies (LLCs) when it is probable that it will be unable to recover the carrying amount of the investment or there is evidence indicating inability of the investee to sustain earnings that would justify the carrying value of the investment.

At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is other-than-temporarily impaired, including but not limited to the following: its intent and ability to hold the impaired security until an anticipated recovery in value; the issuer's ability to meet current and future principal and interest obligations for bonds; the length and severity of the impairment; and, the financial condition and near term and long-term prospects for the issuer. The review process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions and other similar factors. The process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues. Additional factors are considered when evaluating the unique features that apply to certain structured securities, including but not limited to the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority with the tranche structure of the security.

Recognition of Premium Income and Acquisition Costs

Life premiums are recognized as income over the premium-paying period of the related polices. Annuity considerations are recognized as income when received. Deposits on deposit-type contracts, such as supplemental contracts, dividend accumulations, and premium and other deposit funds, are recorded as a liability when received. Health premiums are earned ratably over the terms of the related insurance or reinsurance contracts or policies. Considerations for inforce block liabilities assumed are recognized as premium income when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Deposit Accounting

In accordance with SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R) and P & P Manual Appendix A-791 “Life and Health Reinsurance Contracts”, deposits and returns of deposits are recorded directly to the balance sheet. Fee income and expenses are recorded as earned / incurred. The liabilities under applicable treaties are categorized as deposit liabilities rather than reserves, and any unpaid settlements are categorized as other payables or receivables rather than reinsurance payables or receivables. P & P Manual Appendix A-791 “Life and Health Reinsurance Contracts”, allows for increase in surplus net of tax to be identified separately as a surplus item.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Modified Coinsurance and Funds Withheld Reserve Adjustment

Reinsurance premiums, commissions, expense reimbursement, claims, and claims adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies. A liability has been provided for unsecured policy reserves on reinsurance ceded to companies not authorized to assume business in the state of domicile. Changes in this liability are reported directly in unassigned surplus. Policy and contract liabilities ceded have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

In accordance with SSAP No. 61R, the cedent retains invested assets supporting the ceded reserves for modified coinsurance and funds withheld coinsurance. The counterparties settle statutory basis policyholder activity, investment activity and agreed upon fees. Significant contributors to periodic settlements are transfers from separate accounts, change in statutory reserves, mark-to-market of the derivative portfolio, other investment returns, and administration fees.

Policy and Contract Claims

The liability for policy and contract claims is based on actual claims submitted but not paid on the statement date and an estimate of claims that had been incurred but not been reported on the statement date.

Insurance Reserves and Annuity and Other Fund Reserves

Reserving Practices

Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force based upon accepted actuarial methods. These liabilities are computed based upon mortality, morbidity, withdrawal, and interest rate assumptions applicable to these coverages. Reserves for life insurance and annuity policies are computed using interest rates ranging from 2.5% to 6% for life insurance policies and 1.00% to 9.5% for annuity contracts. Mortality, morbidity, and withdrawal assumptions for all policies are based on industry standards and assumptions prescribed by statute. The assumptions vary by plan, age at issue, year of issue and duration.

Claim reserves are computed based on historical experience modified for expected trends in frequency and severity. Withdrawal characteristics of annuity and other fund reserves vary by contract. At December 31, 2021 and 2020, approximately 7.10% and 8.23% of the account value, respectively, of the contracts (included in both the general account and separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge greater than 5%.

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

For individual life insurance, claim reserves are established equal to 100% of the benefit payable.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

The Company's variable annuity contracts contain guaranteed minimum death benefit features. For all variable annuity contracts, including those that reduce the death benefit on a dollar-for-dollar basis, reserves are calculated in accordance with the Commissioners Annuity Reserve Valuation Method (CARVM) and VM-21 (CARVM for variable annuities). However, the adoption of VM-21 did not have an impact as these contracts are 100% ceded.

For non-universal life plans and universal life accidental death and waiver of premium features, tabular interest, tabular less actual reserve released and tabular costs are calculated by formulas.

For universal life, except for accidental death and waiver of premium features, tabular interest and tabular cost are equal to actual credits and charges to the policies.

Tabular interest on funds not involving life contingencies is calculated by formula.

Other increases reflect significant items for changes in adjustment from fund value to reserve for annuities and universal life insurance.

For the year ended December 31, 2021, the Company’s assumed participating policies were approximately 4.0% of the total life insurance in force. The method of accounting for policyholder dividends is based upon dividends credited annually to policyholders on their policy anniversary date plus the change from the prior period on one year’s projected dividend liability on policies in force at the statement date. Source data is produced from the cedant’s policy administration system. The amount of dividend expense incurred for the year ended December 31, 2021 and the year ended December 31, 2020 was $30 and $(47), respectively. There was no additional income allocated to participating policyholders.

Waiver of Premiums, and Gross Premiums less than Net Premiums

The Company waives deduction of deferred fractional premiums at death and returns any portion of the final premium paid beyond the month of death.  Surrender values are not promised in excess of the legally computed reserves.

As of December 31, 2021 and 2020, the Company had $963,189 and $1,016,369, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation required by the Commonwealth of Massachusetts.

Substandard Policies

Extra premiums are assessed for substandard lives in addition to the standard mortality charges.  Mean reserves for universal life policies include (1) the standard mean reserve plus (2) the excess of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and/or the appropriate additional mortality charge per 1,000 and 4.5%, 5.5% and 6% interest over the standard mean reserve.  In no event is the total reserve less than the policy's cash surrender value.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Extra premiums are assessed for substandard lives in addition to the standard gross premium.  Mean reserves for policies and riders based on table ratings include (1) the regular mean reserve for the plan and (2) the excess, if any, of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and 4.0%, 5.0% or 5.5% interest over the standard mean reserve.  In the case of flat extra premium ratings, mean reserves are equal to (1) the regular mean reserve and (2) 1/2 of the net extra premium.

Federal Income Taxes

Deferred federal income taxes are calculated as defined by SSAP No. 101, Income Taxes (SSAP No. 101).  SSAP No. 101 establishes deferred tax assets and liabilities based on differences between statutory and tax bases of reporting.  The deferred tax assets are then subject to an admissibility test, which can limit the amount of deferred tax assets that are recorded.  The deferred federal income taxes result primarily from insurance reserves, policy acquisition expenses, and ceding commissions.

Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable annuity, variable life insurance, and pension contract holders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations and are generally stated at fair value. The investment income gains and losses of these accounts generally accrue to the contract holders and therefore, are not included in the Company’s net income. Appreciation and depreciation of the Company’s interest in the separate accounts, including undistributed net investment income, is reflected as other income. The fair value of assets and liabilities held in separate accounts is based on quoted market prices. Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for separate account liabilities.

The Company receives fees for assuming mortality and certain expense risks.  Such fees are included in investment management and administration fees from separate accounts in the accompanying Statement of Operations.  Reserves in the separate accounts for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VACARVM) under VM-21. However, the adoption of VM-21 did not have an impact as these contracts are 100% ceded.

Transfers from Separate Accounts Due or Accrued and Accrued Expense Allowance

The Company records a negative liability due from the separate accounts which primarily represents amounts that are held for policy account values in excess of statutory reserves, and certain other policy charges, including cost of insurance charges, administrative charges and guaranteed minimum death benefit (GMDB) charges, partially offset by associated reinsurance credits. This negative liability due from the separate accounts also includes assumed and ceded business. Amounts held in excess of the statutory reserve cannot be transferred from the separate account unless the policy is terminated or the policy account value is withdrawn.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Closed Block

The Company established and began operating a closed block for the benefit of participating policies, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of the Company’s demutualization on October 16, 1995.

The purpose of the closed block is to benefit certain classes of policies and contracts for which the Company has a dividend scale payable. The closed block will continue to be in effect until none of the closed block policies is in force, except in the event that the Massachusetts Commissioner of Insurance consents to an earlier termination. The Company allocated to the closed block assets in an amount that is expected to produce cash flows which, together with future revenues from the closed block, are reasonably sufficient to support the closed block, including provision for payment of policy benefits, certain future expenses and taxes, and for continuation of policyholder dividend scales as payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for the closed block will be set accordingly.

Effective December 1, 2015, the Company entered into a coinsurance agreement whereby it ceded substantially all risk in the closed block. The net retained closed block balances and activity are included in the Company’s financial statements. A presentation of the entire closed block financial schedules are included in footnote 17 of the financial statements.

Dividends to Policyholders

Prior to demutualization, the Company issued certain life, health and annuity insurance policies that contained dividend payment provisions which enabled the policyholder to participate in the earnings of the Company. The amount of policyholders’ dividends to be paid was determined annually by the Board of Directors. The aggregate amount of policyholders’ dividends was related to the actual interest, mortality, morbidity, and expense experience for the year and the Company's judgment as to the appropriate level of statutory surplus to be retained. Upon demutualization, certain participating individual life policies, individual annuity, and supplemental contracts were transferred to the Closed Block. The Closed Block was funded to protect the dividend expectations of such policies and contracts. Accordingly, these policies no longer participate in the earnings and surplus of the remaining block. Prior to demutualization, the Company ceased issuance of participating policies.

Guaranty Fund Assessments

Guaranty fund assessments are paid to various states. The assessments are amortized against the premium tax benefit period.

Recently Adopted Accounting Standards

In December 2021, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 43R - Loan-Backed and Structured Securities. These revisions identify that SVO-Identified Credit Tenant Loans are in scope. The Company has adopted this guidance and there is no impact to the Company in the current period.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

In May, 2021, the NAIC Statutory Accounting Principles Working Group issued INT 20-01: Reference Rate Reform. As it relates to discontinuance of LIBOR, the interpretation provides optional expedients for derivative instruments affected by changes to the interest rates used for discounting, margining or contract price alignment as of result of the reference rate reform. This will allow for continuation of the existing hedge relationship and not require hedge de-designation. The Company has adopted the guidance in the current period and there is no significant impact on the financial statements.

In May 2021, the NAIC Statutory Principles Working Group adopted revisions to SSAP No. 103R - Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. These revisions incorporate additional disclosures and data-capture templates to assist state insurance regulators in assessments of transferred assets. This will assist in the determination if the economic interest is retained by the reporting entity, related party or another member within the holding group and disclosed. The Company has made such disclosure in these statements, as applicable.

In March, 2021, the NAIC Statutory Principles Working Group adopted revisions to SSAP No. 25 - Related Parties. These revisions clarify the identification of related parties under U.S. GAAP or SEC reporting requirements would be considered a related party under statutory accounting principles. The interpretation also states a non-controlling ownership over 10% results in a related party classification regardless of any disclaimer of control or affiliation and does not eliminate the disclosure of material transactions as required under SSAP No. 25. The Company has made such disclosure in these statements, as applicable.

In March, 2021, the NAIC Statutory Principles Working Group adopted revisions to SSAP No. 32R - Preferred Stock. These revisions disclose requirements regarding preferred stock warrants and require publicly traded preferred stock warrants to be reported at fair value. The Company has made such disclosure in these statements, as applicable.

In November, 2020, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 2R - Cash, Cash Equivalents, Drafts, and Short-Term Investments, which restrict the classification of certain related party or affiliated investments as cash equivalent or short-term investment. Additionally, adopted guidance requires disclosures identifying investments which remain on the short-term schedule for more than one year. The Company has made such disclosure in these statements, as applicable.

In July, 2020, as part of the Investments Classification Project, the NAIC Statutory Accounting Principles Working Group adopted substantive changes to SSAP No. 32 - Preferred Stock. The new guidance, which is effective January 1, 2021, with the option to early adopt in 2020, states that preferred stock is to be classified as redeemable, perpetual, or mandatorily convertible, and distinct measurement standards are applied to each category. Redeemable preferred stock shall be reported at amortized cost if it is rated 1 or 2, or at the lower of amortized cost or fair value if it is rated 3 through 6. Perpetual preferred stock shall be reported at fair value. Mandatorily redeemable preferred stock shall be reported at fair value not to exceed any call price. The Company adopted this guidance and applied it prospectively on its effective date in 2021 and there was no significant impact to the financial statements.

In July, 2020, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 26R - Bonds, which clarifies guidance around gains and losses, inclusive of fees and penalties, resulting from bond tender offers and bonds called before their maturity date. Prepayment fees and acceleration fees paid when a bond is liquidated prior to its maturity date shall be recognized in investment income when received. The Company has adopted this guidance and reflected amounts in investment income in the current period as applicable.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

In May, 2020, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 3 - Accounting Changes and Corrections of Errors, which clarified that voluntary decisions to choose one allowable reserving methodology over another, which require commissioner approval under the Valuation Manual, shall be reported as a change in valuation basis. The Company has adopted this guidance and there is no impact to the Company in the current period.

In May, 2020, the NAIC Statutory Accounting Principles Working Group issued INT 20-07: Troubled Debt Restructuring of Certain Debt Investments Due to COVID-19, an extension to INT 20-03. As it relates to all debt securities, the interpretation establishes exceptions for the recognition of troubled debt restructuring for debtors who are experiencing financial difficulty. The interpretation provides practical expedients in assessing whether modifications in response to COVID-19 are insignificant under SSAP No. 36 - Troubled Debt Restructurings, and in assessing whether an exchange is substantive under SSAP No. 103R - Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The Working Group adopted revisions to SSAP No. 26R - Bonds, to establish an exception for the recognition of other-than-temporary impairments, which states that when bond terms are modified from the original terms, future impairment assessments shall be based upon the modified rather than the original contract terms. The Company adopted the guidance in 2020 and there is no significant impact on the financial statements. Expiration of both INT 20-07 and INT 20-03 are set for January 2, 2022.

In May, 2020, the NAIC Statutory Principles Working Group adopted revisions to SSAP No. 41 - Surplus Notes. These revisions increase disclosure requirements regarding the issuance of surplus notes and the associated asset in which the terms negate or reduce typical cashflow exchanges. The Company has adopted this guidance and there is no impact to the Company as a result of these revisions.

In April, 2020, the NAIC Statutory Accounting Principles Working Group adopted FASB Interpretation 20-01: ASU 2020-04 – Reference Rate Reform allowing temporary (optional) expedient and exception interpretative guidance, with a sunset date of December 31, 2022. These optional expedients would allow entities (under certain circumstances) to avoid having to remeasure contracts or reassess a previous accounting determination for hedged items. The Working Group adopted revisions to SSAP No. 15 - Debt Holding Company Obligations, SSAP No. 22R - Leases, and SSAP No. 86 - Derivatives, to transition from LIBOR to more observable or transaction-based reference rates. The Company adopted this guidance and on a prospective basis and there was no significant impact on the financial statements.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Reclassification and Correction of Errors

The Company discovered reporting errors for prior years. The impact of these errors has been reclassified to opening surplus per SSAP No. 3, Accounting Changes and Corrections of Errors, paragraph 10, which states: “Correction of errors in previously issued financial statements shall be reported as adjustments to unassigned funds (surplus) in the period an error is detected.” The Company does not believe these errors are significant to capital and surplus at December 31, 2019, or in prior years.

•	Subsequent to filing the 2018 annual statement, the Company discovered an adjustment to reserves with a total net decrease to surplus of $592.

•	Subsequent to filing the 2018 annual statement, the Company discovered an adjustment to premium with a total net decrease to surplus of $1,130

•	Subsequent to filing the 2018 annual statement, the Company discovered adjustments to tax expenses with a total net increase to surplus of $362

The impact to opening surplus was a decrease of $1,360 at December 31, 2019.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

3.	INVESTMENTS

Bonds

Book/Adjusted Carrying Value and Fair Values

The book/adjusted carrying value and fair value of investment in long term bonds are as follows:

	Book / Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2021
Long term bonds:
United States Government and agencies	$5,112	$1,389	$—	$6,501
State and political subdivisions	306,231	67,581	(994)	372,818
Foreign government	29,725	5,148	(44)	34,829
Corporate securities	1,534,238	222,604	(4,319)	1,752,524
Hybrid	40,433	11,314	(223)	51,524
Parent, Subsidiaries and Affiliates	15,008	1,425	(12)	16,421
Asset-backed securities	120,108	5,567	(604)	125,071
Commercial mortgage-backed securities	26,039	907	(13)	26,932
Residential mortgage-backed securities	181,964	34,157	(196)	215,926
Total long term bonds	2,258,858	350,092	(6,405)	2,602,546
Short-term bonds	154	—	—	154
Total long term, short-term and cash equivalent bonds	$2,259,012	$350,092	$(6,405)	$2,602,700

	Book / Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2020
Long term bonds:
United States Government and agencies	$6,104	$1,905	$—	$8,009
State and political subdivisions	244,384	76,745	—	321,129
Foreign government	26,998	5,907	—	32,905
Corporate securities	1,429,237	310,231	(1,829)	1,737,638
Asset-backed securities	110,851	2,020	(3,010)	109,861
Commercial mortgage-backed securities	25,027	1,663	(2)	26,688
Residential mortgage-backed securities	225,027	35,154	(889)	259,292
Total long term bonds	$2,067,628	$433,625	$(5,730)	$2,495,522

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

At December 31, 2021 and 2020, respectively, 99.0% and 99.0% of debt securities were rated by the NAIC as investment grade (1 or 2 by the NAIC).

The book/adjusted carrying value and fair value of bonds by contractual maturity at December 31, 2021 are shown below. Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligations back to the issuers. Mortgage-backed securities are included in the category representing their stated maturity.

	Book / Adjusted Carrying Value	Fair Value
Due in one year or less	$11,723	$11,977
Due after one year through five years	173,082	179,964
Due after five years through ten years	254,898	271,587
Due after ten years	1,491,198	1,771,243
Mortgage-backed and asset-backed securities	328,111	367,929
Total	$2,259,012	$2,602,700

The following tables provide information about the Company’s bonds that have been continuously in an unrealized loss position.

	Less than or equal to Twelve Months		Greater than Twelve Months		Total
December 31, 2021	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Long term bonds:
United States government and agencies	$—	$—	$—	$—	$—	$—
State and political subdivision	55,678	(994)	—	—	55,678	(994)
Foreign government	2,803	(44)	—	—	2,803	(44)
Corporate securities	182,726	(4,319)	—	—	182,726	(4,319)
Hybrid	14,510	(223)	—	—	14,510	(223)
Parent, Subsidiaries and Affiliates	9,957	(12)	—	—	9,957	(12)
Asset-backed securities	30,609	(604)	—	—	30,609	(604)
Commercial mortgage-backed securities	883	(13)	—	—	883	(13)
Residential mortgage-backed securities	1,794	(173)	195	(23)	1,989	(196)
Total long term bonds	298,960	(6,382)	195	(23)	299,155	(6,405)
Short-term bonds	154	—	—	—	154	—
Total long term, short-term and cash equivalent bonds	$299,114	$(6,382)	$195	$(23)	$299,309	$(6,405)

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

	Less than or equal to Twelve Months		Greater than Twelve Months		Total
December 31, 2020	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Long term bonds:
United States government and agencies	$—	$—	$—	$—	$—	$—
State and political subdivision	—	—	—	—	—	—
Foreign government	—	—	—	—	—	—
Corporate securities	—	—	7,475	(318)	7,475	(318)
Asset-backed securities	30,445	(2,468)	18,366	(542)	48,811	(3,010)
Commercial mortgage-backed securities	26,933	(1,511)	23	(2)	26,956	(1,513)
Residential mortgage-backed securities	27,360	(710)	5,912	(180)	33,272	(890)
Total long term bonds	$84,738	$(4,689)	$31,776	$(1,042)	$116,514	$(5,731)

The Company has the intent and ability to hold all bonds in an unrealized loss position until amortized cost basis is recovered.

As of December 31, 2021 and 2020, the number of securities in an unrealized loss position for over 12 months consisted of 1 and 8, respectively.

In the course of the Company’s asset management, no securities have been sold or reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio.

Insurer Self-Certified Securities

Securities for which the Company does not have all information required for the NAIC to provide a NAIC designation, but for which the Company is receiving timely payments of principal and interest are referred to as "5GI Securities".

The Company did not hold any 5GI securities as of December 31, 2021 and 2020.

Subprime Mortgage Related Risk Exposure

While the Company holds no direct investments in subprime mortgage loans, the Company has limited exposure to subprime borrowers, through direct investments in primarily investment grade securities with underlying subprime exposure. The Company’s definition of subprime is predominantly based on borrower statistics from a residential pool of mortgages. Included in the statistics evaluated is the average credit score of the borrower, the loan-to-value ratio, the debt-to-income statistics, and the diversity of all these statistics across the borrower profile. As is true for all securities in the Company’s portfolio, the Company reviews the entire portfolio for impairments at least quarterly. Included in that analysis are current delinquency and default statistics, as well as the current and original levels of subordination on the security.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

The Company has indirect subprime exposure through the following investments:

	Actual Cost	Book / Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
December 31, 2021
Residential mortgage-backed securities	$15,592	$10,415	$15,417	$—
Total	$15,592	$10,415	$15,417	$—

	Actual Cost	Book / Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
December 31, 2020
Residential mortgage-backed securities	$12,739	$12,209	$16,771	$—
Total	$12,739	$12,209	$16,771	$—

Mortgage Loans

Maturities

	Year Ended December 31,
	2021	Percentage
2022	$3,495	62.61%
2023	—	—%
2024	—	—%
2025	—	—%
2026 and thereafter	2,087	37.39%
Total	$5,582	100.00%

Regions and Type

The Company individually and collectively evaluates all its mortgage loans for impairment. The credit quality indicator for the Company’s mortgage loans (MLs) is an internal measure based on the borrower’s ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected. There were no loans in arrears and no valuation allowances deemed necessary at December 31, 2021. The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration. The following tables present the Company’s MLs by geographic region and property type.

The mortgage loans were concentrated in the following regions:

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

	Year Ended December 31,
	2021	Percentage	2020	Percentage
East North Central	$5,582	100.00%	$5,898	100.00%
East South Central	—	—%	—	—%
Total	$5,582	100.00%	$5,898	100.00%

The mortgage loans by type are as follows:

	Year Ended December 31,
	2021	Percentage	2020	Percentage
Office building	$3,495	62.61%	$3,690	62.57%
Retail	2,087	37.39%	2,208	37.43%
Total	$5,582	100.00%	$5,898	100.00%

The maximum percentage of any one loan to the value of the security at the time of the loan was 78.1%. There were no taxes, assessments or other amounts advances that were not included in the mortgage total.

Derivative and Hedging Activities

The Company utilizes various derivative instruments to hedge risk identified in the normal course of its insurance business. The Company owns equity index options to limit its net exposure to equity market risk. The Company enters into equity index future contracts through exchange to hedge the general business risk. The Company receives collateral from its derivative counterparties to limit the risk of nonperformance by the counterparties.

The Company’s derivative portfolio consists of equity index options to hedge the growth in interest credited to the customers on the indexed universal life insurance products. The Company limits the general business risk by entering into equity index futures. The total carrying values of derivative assets were $36 and $1,529 as of December 31, 2021 and 2020, respectively.

Under SSAP No. 86, the Company has elected to account for its derivatives using the fair value method of accounting, with changes in fair value recorded as unrealized investment gains or losses. The realized gains/losses are recorded at the option expiration date.

The current credit exposure of the Company’s OTC derivative contracts is limited to the fair value of $0 as of December 31, 2021. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining full collateral of $0 from counterparties as of December 31, 2021. In the event of the nonperformance by the counterparties, the Company has the right to the collateral pledged by counterparties. The exchange-traded derivatives are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

The fair value of the derivative assets and liabilities by risk hedged were as follows:

As of December 31, 2021

Risk Hedged	Derivative Assets	Derivative Liabilities	Notional Amounts
Equity/index	$36	$—	$1,667
Gross fair value of derivative instruments	$36	$—	$1,667

Offset per SSAP No. 64	—	—
Net Fair value included within derivatives	$36	$—

As of December 31, 2020

Risk Hedged	Derivative Assets	Derivative Liabilities	Notional Amounts
Equity/index	$2,552	$1,251	$12,047
Gross fair value of derivative instruments	$2,552	$1,251	$12,047

Offset per SSAP No. 64	(1,023)	(1,023)
Net Fair value included within derivatives	$1,529	$228

The fair value of the derivative assets and liabilities by instrument were as follows:

As of December 31, 2021

Derivative Instruments	Derivative Assets	Derivative Liabilities	Notional Amounts
Equity index options	$—	$—	$—
Futures	36	—	1,667
Gross fair value of derivative instruments	$36	$—	$1,667

Offset per SSAP No. 64	—	—
Net Fair value included within derivatives	$36	$—

As of December 31, 2020

Derivative Instruments	Derivative Assets	Derivative Liabilities	Notional Amounts
Equity index options	$2,552	$1,023	$2,304
Futures	—	228	9,743
Gross fair value of derivative instruments	$2,552	$1,251	$12,047

Offset per SSAP No. 64	(1,023)	(1,023)
Net Fair value included within derivatives	$1,529	$228

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

The derivative gains and losses by investment, all of which hedge equity market exposure, were as follows:

As of December 31, 2021

Derivative Instruments	Amount of Realized Gain / (Loss) on Derivatives	Amount of Unrealized Gain / (Loss) on Derivatives
Equity index options	$110	$(94)
Futures	203	264
Total gains (losses)	$313	$170

As of December 31, 2020

Derivative Instruments	Amount of Realized Gain / (Loss) on Derivatives	Amount of Unrealized Gain / (Loss) on Derivatives
Equity index options	$7,400	$(8,378)
Futures	(1,794)	553
Total gains (losses)	$5,606	$(7,825)

The Company’s off balance sheet credit risk is the risk of nonperformance by OTC counterparties.  The Company limits this risk by utilizing and managing collateral according to a Credit Support Annex agreement (CSA). The company negotiates the CSA agreement with each highly rated counterparty prior to trading.  Collateral is managed to CSA standards by the Company’s derivative custodian.

As of December 31, 2021, the Company had collateral cash on deposit with its custodian with a fair value of $0.

Other Investments

Other Invested Assets

Other invested assets on the Company’s Statements of Admitted Assets, Liabilities, Capital and Surplus consist of interests in partnerships and a non-qualified defined contribution pension plan covering career distribution system agents sponsored by Accordia. The carrying value of these investments for the years ended December 31, were as follows:

	Year Ended December 31,
	2021	2020
Partnerships	$5,276	$10,826
Defined contribution pension plan	155	1,595
Receivable for bonds and stocks	20	1,713
Total	$5,451	$14,134

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Cash and Short-Term Investments

Cash and short-term investments held at December 31, were as follows:

	Year Ended December 31,
	2021	2020
Cash and cash equivalents	$100,494	$71,872
Short-term investments	154	—
Total	$100,648	$71,872

Restricted Assets

The Company has securities on deposit with various state and governmental authorities. The statement value of these securities as of December 31, 2021 and 2020 was $11,949 and $11,979, respectively.

Proceeds, Net Investment Income and Capital Gains and Losses

Proceeds from the sale of bonds and related capital gains and losses were as follows:

	Year Ended December 31,
	2021	2020
Proceeds	$80,543	$231,464

Gross realized gains	6,271	23,985
Gross realized losses	(1,395)	(2,455)
Total net realized gains/(losses)	$4,876	$21,530

Major categories of net investment income are summarized below:

	Year Ended December 31,
	2021	2020
Bonds	$100,074	$106,201
Stocks	(16)	—
Policy loans	235	3,239
Short-term and cash equivalent investments	2,713	232
Mortgage loans	351	1,474
Other invested assets	2,972	461
Miscellaneous income	23	—
Gross investments income	106,352	111,607
Less investment expenses	8,899	5,876
Net investment income before IMR amortization	97,453	105,731
IMR amortization	4,210	5,279
Net investment income after IMR amortization	$101,663	$111,010

There were no amounts excluded from investment income for bonds where collection of interest was uncertain at December 31, 2021 and 2020.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

The Company did not have any due and accrued amounts over 90 days past due to exclude from surplus at December 31, 2021 and 2020, respectively.

Realized gains and losses, net of amounts transferred to the IMR and federal income tax, are as follows:

	Year Ended December 31,
	2021	2020
Realized gains (losses)
Bonds	$4,202	$22,353
Derivatives	313	5,606
Mortgages	—	38
Cash, cash equivalents and short-term investments	2	(12)
Total realized gains (losses) on investments	4,517	27,985
Less amount transferred to IMR (net of related taxes of $792 in 2021 and $4,960 in 2020)	(2,979)	(18,659)
Total realized gains (losses) on investments	1,538	9,326
Federal income tax expense	2,186	8,820
Net realized gains (losses)	$(648)	$506

The change in unrealized gains and losses on investments recorded in unassigned surplus is as follows:

	Year Ended December 31,
	2021	2020
Stocks	$(22)	$—
Derivative instruments	170	(7,816)
Other invested assets	645	(777)
Total change in unrealized gains (losses)	793	(8,593)
Capital gains tax expense (benefit)	169	(1,805)
Change in unrealized gains (losses), net of taxes	$624	$(6,788)

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The Company evaluates the ability and intent to hold the investment to maturity, the issuer’s overall financial condition, the issuer’s credit and financial strength ratings, the issuer’s financial performance including earnings trends, dividend payments, and asset quality, weakening of the general market conditions in the industry or geographic region in which the issuer operates, the length of time in which the fair value of an issuer’s securities remains below cost, and, with respect to fixed maturity investments, any factors that might raise doubt about the issuer’s ability to pay all amounts due according to the contractual terms. The Company applies these factors to all securities, as necessary.

The Company recognized $42 and $0 losses for OTTI of bonds and other invested assets at December 31, 2021 and 2020.

There were no loan backed securities with a recognized OTTI held by the Company at December 31, 2021 and 2020, with the present value of cash flows expected to be less than amortized cost.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

The following is the aggregate amount of unrealized losses and related fair value of impaired loan-backed securities (the fair value is less than cost or amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss as of December 31, 2021 and 2020:

	December 31, 2021
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Loan-backed and structured securities	$33,286	$(790)	$195	$(23)	$33,480	$(813)

December 31, 2020
	Less than 12 Months		12 Months or More		Total
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
Loan-backed and structured securities	$84,738	$(4,689)	$24,301	$(723)	$109,039	$(5,412)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The fair value hierarchy under SSAP No. 100 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurement).

The three levels of the fair value hierarchy are described below:

Basis of Fair Value Measurement

Level 1	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities

Level 2	Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Summary of Fair Value Methodologies

The following methods and assumptions were used by the Company in estimating fair value for financial instruments:

Bonds, preferred stock and common stock - Fair values are based on quoted market prices. If quoted market prices are not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses, which utilize current interest rates for similar financial instruments having comparable terms and credit. Bonds rated a 6 in accordance with the P&P Manual of the NAIC CMIAO are carried at the lower of amortized cost or fair value.

Cash and short-term investments - For these investments, the carrying amounts reported in the Statements of Admitted Assets, Liabilities, Capital and Surplus approximate fair value.

Mortgage loans - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The Company values the OTC options utilizing the Black-Scholes models implemented in the SunGard derivative system with index marks updated daily. The Company’s OTC equity options trade in liquid markets, resulting in calculations that do not involve significant management judgment and valuations that generally can be verified. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs. Such instruments are typically classified within Level 2 of the fair value hierarchy maturities.

Policy loans - The estimated fair value for policy loans with variable interest rates approximates the carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates. The estimated fair value for policy loans with fixed interest rates is based on discounted cash flows.

Policy and contract liabilities - Fair values of the Company’s liabilities under contracts not involving significant mortality or morbidity risks (principally, annuities and supplementary contracts) are stated at the cost the Company would incur to extinguish the liability (i.e., the cash surrender value).

Separate accounts - The estimated fair value of assets held in separate accounts is based on quoted market prices. Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for related liabilities. Based on the level of observable activity, these assets will be measured at either level 1 or level 2.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Financial Instruments Held at Fair Value

As of December 31, 2021, the Company’s assets carried at fair value consist of bonds, derivative instruments and separate account funds on a recurring basis. The following table presents, by level within the fair value hierarchy, financial assets and liabilities held at fair value.

	Level 1	Level 2	Level 3	Total
December 31, 2021
Financial Assets
Derivatives	$36	$—	$—	$36
Separate account assets	149,630	—	—	149,630
Total assets at fair value	$149,666	$—	$—	$149,666

Financial Liabilities
Derivatives liabilities	—	—	—	—
Total liabilities at fair value	$—	$—	$—	$—

	Level 1	Level 2	Level 3	Total
December 31, 2020
Financial Assets
Derivatives	$1,529	$—	$—	$1,529
Separate account assets	138,148	—	—	138,148
Total assets at fair value	$139,677	$—	$—	$139,677

Financial Liabilities
Derivatives liabilities	228	—	—	228
Total liabilities at fair value	$228	$—	$—	$228

Transfers Into or Out of Level 3

Overall, transfers into and/or out of level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period.

The Company did not hold any Level 3 financial assets or liabilities carried at fair value, nor were there any transfers into or out of Level 3 for the year ended December 31, 2021.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Fair Value of All Financial Instruments

The aggregate fair value of the Company’s financial instruments and the level within the fair value hierarchy in which the fair value measurements fall, together with the related admitted values, are presented in the following tables. Pursuant to SSAP No. 100R, insurance contracts have been excluded.

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (carrying value)
December 31, 2021
Financial Assets
Bonds	$2,602,546	$2,258,857	$6,501	$2,536,758	$59,287	$—
Separate account assets	149,630	149,630	149,630	—	—	—
Short-term investments	154	154	—	154	—	—
Cash and cash equivalents	100,494	100,494	100,494	—	—	—
Mortgage loans	5,806	5,582	—	—	5,806	—
Derivatives	36	36	36	—	—	—
Other invested assets	175	175	20	—	155	—	*
Policy loans	41,476	41,476	—	—	41,476	—

Financial Liabilities
Derivative liabilities	—	—	—	—	—	—
Other contract deposit funds	3,355	3,355	—	—	3,355	—

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (carrying value)
December 31, 2020
Financial Assets
Bonds	$2,495,521	$2,067,628	$8,009	$2,443,733	$43,779	$—
Separate account assets	138,148	138,148	138,148	—	—	—
Cash and cash equivalents	71,872	71,872	71,872	—	—	—
Mortgage loans	6,130	5,898	—	6,130	—	—
Derivatives	1,529	1,529	1,529	—	—	—
Other invested assets	3,308	14,134	1,713	1,595	—	10,826	*
Policy loans	44,509	44,509	—	—	44,509	—

Financial Liabilities
Derivative liabilities	228	228	228	—	—	—
Other contract deposit funds	3,376	3,376	—	—	3,376	—

* Not practicable as there are no available quoted market prices for these assets.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Financial Instruments Held at Carrying Value

The following is the estimated fair values of financial instruments held at carrying value:

	December 31,
	2021		2020
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial Assets
Short-term investments	$154	$154	$—	$—
Bonds	2,258,857	2,602,545	2,067,628	2,495,521
Mortgage loans	5,582	5,806	5,897	6,129
Other invested assets	175	175	3,308	3,308
Policy loans	41,476	41,476	44,509	44,509
Cash and equivalents	100,494	100,494	71,872	71,872
Total	$2,402,479	$2,746,391	$2,193,214	$2,621,340

Financial Liabilities
Premium deposit funds	$282,930	$313,823	$291,056	$320,731
Other deposit funds	4,105	4,105	4,143	4,143
Total	$287,035	$317,928	$295,199	$324,874

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

5.	FEDERAL INCOME TAXES

Components of Net Deferred Tax Asset/ (Liability)

The components of the net deferred tax asset /liability at December 31, 2021 and 2020 and the change is comprised of the following components:

	December 31, 2021
	Ordinary	Capital	Total
Gross deferred tax assets	$18,394	$177	$18,571
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	18,394	177	18,571
Deferred tax assets nonadmitted	—	—	—
Subtotal net admitted deferred tax asset	18,394	177	18,571
Gross deferred tax liabilities	22,456	113	22,569
Net admitted deferred tax asset / (liability)	$(4,062)	$64	$(3,998)

	December 31, 2020
	Ordinary	Capital	Total
Gross deferred tax assets	$18,891	$139	$19,030
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	18,891	139	19,030
Deferred tax assets nonadmitted	—	—	—
Subtotal net admitted deferred tax asset	18,891	139	19,030
Gross deferred tax liabilities	19,441	358	19,799
Net admitted deferred tax asset / (liability)	$(550)	$(219)	$(769)

	Change
	Ordinary	Capital	Total
Gross deferred tax assets	$(497)	$38	$(459)
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	(497)	38	(459)
Deferred tax assets nonadmitted	—	—	—
Subtotal net admitted deferred tax asset	(497)	38	(459)
Gross deferred tax liabilities	3,015	(245)	2,770
Net admitted deferred tax asset / (liability)	$(3,512)	$283	$(3,229)

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which the temporary differences are deductible and prior to the expiration of capital loss, net operating loss and tax credit carry-forwards. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carry-back and carry-forward periods), projected taxable income, and tax planning strategies in making this assessment. Management believes it is more likely than not that all deferred tax assets will be realized based on projected taxable income and available tax planning strategies. There were no tax planning strategies used related to reinsurance.

Components of Admission Calculation

The admission calculation components under SSAP No. 101 are as follows:

	December 31, 2021
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (Excluding threshold limitation)	10,003	—	10,003
Adjusted gross deferred tax assets allowed per limitation	XXX	XXX	18,066
Adjusted gross deferred tax assets (excluding the amount of deferred taxes from above) offset by gross liabilities	8,391	177	8,568
Deferred tax assets admitted as the result of application of SSAP No. 101	$18,394	$177	$18,571

	December 31, 2020
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (Excluding threshold limitation)	8,851	—	8,851
Adjusted gross deferred tax assets allowed per limitation	XXX	XXX	17,334
Adjusted gross deferred tax assets (excluding the amount of deferred taxes from above) offset by gross liabilities	10,040	139	10,179
Deferred tax assets admitted as the result of application of SSAP No. 101	$18,891	$139	$19,030

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (Excluding threshold limitation)	1,152	—	1,152
Adjusted gross deferred tax assets allowed per limitation	XXX	XXX	732
Adjusted gross deferred tax assets (excluding the amount of deferred taxes from above) offset by gross liabilities	(1,649)	38	(1,611)
Deferred tax assets admitted as the result of application of SSAP No. 101	$(497)	$38	$(459)

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Other Admissibility Criteria

	December 31,
	2021	2020
Ratio percentage used to determine recovery period	1200%	1286%
Ratio percentage used to determine recovery period and threshold limitation amount	$135,809	$127,927

Impact of tax planning strategies

	December 31, 2021
	Ordinary	Capital	Total
Determination of adjusted gross deferred tax assets and net admitted net admitted deferred tax assets, by tax character as a percentage

Adjusted gross DTAs	$18,394	$177	$18,571
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0%	0%	0%
Net admitted adjusted gross DTAs	$18,394	$177	$18,571
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	0%	0%	0%

	December 31, 2020
	Ordinary	Capital	Total
Adjusted gross DTAs	$18,891	$139	$19,030
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0%	0%	0%
Net admitted adjusted gross DTAs	$18,891	$139	$19,030
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	0%	0%	0%

	Change
	Ordinary	Capital	Total
Adjusted gross DTAs	$(497)	$38	$(459)
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0%	0%	0%
Net admitted adjusted gross DTAs	$(497)	$38	$(459)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	0%	0%	0%

There are no temporary differences for which deferred tax liabilities are not recognized.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Current Tax Expense and Change in Deferred Tax

Current income taxes incurred consist of the following categories:

	December 31,
	2021	2020
Federal income tax expense (benefit) on operations	(32)	$(35,625)
Federal income tax on net capital gains	2,186	8,820
Federal Income tax on prior period adjustment in surplus
Current year income tax expense/(benefit)	$2,154	$(26,805)

The main components of the deferred tax amounts from book/tax differences are as follows:

	December 31,
	2021	2020	Change
Deferred tax assets
Policyholder reserves	$8,372	$8,691	$(319)
Deferred acquisition costs	6,739	6,999	(260)
Policyholders dividends accrual	2,012	1,930	82
Receivables - nonadmitted	1,047	767	280
Other	224	504	(280)
	18,394	18,891	(497)
Nonadmitted	—	—	—
Admitted ordinary deferred tax asset	18,394	18,891	(497)

Capital	176	139	37
Nonadmitted	—	—	—
Admitted capital deferred tax asset	176	139	37
Admitted deferred tax asset	$18,570	$19,030	$(460)

Deferred tax liabilities
Investments	$14,731	$10,447	$4,284
Deferred and uncollected premium	552	528	24
Policyholder reserves	5,175	6,469	(1,294)
Other	241	241	—
Acquired reserve basis	1,756	1,755	1
	22,455	19,440	3,015

Capital	113	359	(246)
Deferred tax liabilities	22,568	19,799	2,769

Net deferred tax assets	$(3,998)	$(769)	$(3,229)

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

CARES Act

On March 27, 2020, the CARES Act was enacted in response to the COVID-19 pandemic. The CARES Act, among other things, permits NOL carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allows NOLs incurred in 2018, 2019 and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. The Company has recorded a rate differential benefit of $1.5 million for the tax year ended December 31, 2020 for 2018 NOLs which were allowed to be carried back to 2014 under the CARES Act. The rate differential is 14%, which is the difference between the 2014 enacted tax rate of 35% and the 2018 enacted tax rate of 21%.

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

	2021			2020
	Ordinary	Capital	Total	Ordinary	Capital	Total	Change
Total deferred tax assets (admitted and nonadmitted)	$18,394	$177	$18,571	$18,891	$139	$19,030	$(459)
Total deferred tax liabilities	22,456	113	22,569	19,441	358	19,799	2,770
Net deferred tax assets/ (liabilities)	$(4,062)	$64	$(3,998)	$(550)	$(219)	$(769)	$(3,229)
Tax effect of unrealized (gains) / losses							170
Change in net deferred income tax							$(3,059)

Reconciliation of Federal Income Tax Rate to Actual Rate

The significant items causing a difference between the statutory federal income tax rate and the Company’s effective income tax rate are as follows:

	December 31, 2021
	Amount	Tax Effect	Effective Rate
Provision computed at statutory rate	$8,614	$1,809	21.00%
Dividends received deduction	(200)	(42)	(0.49)%
IMR	13,834	2,905	33.73%
Ceding commission	5,203	1,093	12.68%
Return to provision true up (permanent)	(109)	(23)	(0.26)%
Tax on non-admitted assets	(1,333)	(280)	(3.25)%
Other	(1,186)	(249)	(2.88)%
Total	$24,823	$5,213	60.53%

Federal income taxes incurred		(32)	(0.37)%
Realized capital gains (losses) tax		2,186	25.38%
Change in net deferred income taxes		3,059	35.52%
Total statutory income tax expense / (benefit)		$5,213	60.53%

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

	December 31, 2020
	Amount	Tax Effect	Effective Rate
Provision computed at statutory rate	$(37,367)	$(7,847)	21.00%
Dividends received deduction	(100)	(21)	0.06%
IMR	(24,767)	(5,201)	13.92%
Ceding commission	(2,030)	(426)	1.14%
Return to provision true up (permanent)	(169)	(35)	0.09%
Tax on non-admitted assets	2,433	511	(1.37)%
Carryback Benefit	(7,438)	(1,562)	4.18%
Other	(449)	(94)	0.25%
Total	$(69,888)	$(14,677)	39.28%

Federal income taxes incurred		(26,806)	71.73%
Change in net deferred income taxes		12,128	(32.46)%
Total statutory income tax expense / (benefit)		$(14,677)	39.28%

At December 31, 2021, the Company has no net operating loss carry-forwards, foreign tax credit carry-forwards, or capital loss carry-forwards.

As a result of tax reform (TCJA), the Company can no longer carry back future net operating losses (capital losses are still eligible for carry back), therefore there are no available taxes for recoupment.

The Company will file in a consolidated life/non-life federal income tax return with its parent, Global Atlantic (Fin) Company, and its affiliates for the period ending December 31, 2021. The Company is a party to a written agreement, approved by the Company's Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity within the consolidated group.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as a component of its income tax provision. As of December 31, 2021 and 2020, the Company has no amounts accrued for the payment of interest and penalties, which does not include the federal tax benefit of interest deductions, where applicable. The Company had no unrecognized tax benefits as of December 31, 2021 and 2020.

The IRS routinely audits the Company’s federal income tax returns, and when appropriate, provisions are made in the financial statements in anticipation of the results of these audits. In 2018, the IRS started an audit of the U.S. domiciled insurance entities’ for tax years 2014 to 2016; on January 27, 2021 the IRS issued the Revenue Agent's Report, which included agreed upon adjustments for reserves. The Company believes that its income tax filing positions and deductions will be sustained on audit, and does not anticipate any adjustments that will result in a material, adverse effect on the Company’s financial condition, results of operations, or cash flow. Therefore, no reasonable estimate can be made for tax loss contingencies and none has been recorded.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2016. The Company has no tax positions for which it believes it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months.

In June 2007, the Financial Accounting Standard Board (FASB) issued FASB interpretation (FIN) No. 48, According for Uncertainty in Income Taxes (FIN No. 48). The NAIC is still evaluating the applicability of FIN No. 48 to Statutory Financial Reporting. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (SSAP No. 5R). The Company believes that its income tax filing positions and deductions will be sustained in audit, and does not anticipate any adjustments that will results in a material, adverse effect on the Company’s financial condition, results of operations, or cash flow. Therefore, no contingent tax liabilities have been recorded pursuant to SSAP No. 5R as modified by SSAP No. 101.

6.	REINSURANCE

The Company seeks to diversify risk and limit its overall financial exposure by reinsuring certain levels of risk through acquisition and cessions with other insurance companies or reinsurers. In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance basis. Under a coinsurance arrangement, depending upon the terms of the contract, the reinsurer may share in the risk of loss due to mortality or morbidity, lapses, and the investment risk, if any, inherent in the underlying policy. Modified coinsurance and funds withheld coinsurance differ from coinsurance in that the ceding company retains the assets supporting the reserves while the risk is transferred to the reinsurer.

Effective July 1, 2021, the Company entered into a coinsurance agreement with USAA Life Insurance Company whereby it assumed fixed annuity business. The total assumed reserves were $209,326. Subsequently the Company entered into a retrocession agreement where reserves of $62,797 were ceded to a third party.

Effective October 1, 2020, the Company entered into a 90% quota share Funds Withheld Retrocession Reinsurance Agreement with Accordia Life and Annuity Company (Accordia). The business covered under this agreement consists of whole life, term, and universal life policies assumed under the Non NLG, Non-Financed NLG and JANY reinsurance agreements and policies novated from Athene Life Insurance Company of New York (ALICNY). At December 31, 2020, the Company ceded $940,712 of premium revenue, $889,156 of reserves, and $32,500 of commission expense allowance to Accordia.

The Company cedes on a coinsurance basis 100% of a block of variable annuity and life insurance business to Commonwealth Annuity. At December 31, 2021 and 2020, the Company ceded $35,207 and $37,886, respectively, in reserves pursuant to the aforementioned agreement. In addition, the Company administers a variable annuity pension plan block on behalf of a group of companies. This block of business is not subjected to reinsurance.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Effective July 1, 2016, the Company entered into an Excess of Loss Reinsurance Agreement with Partner Reinsurance Europe ES. The business covered under this agreement consists of interest sensitive life, index universal life, whole life and term in force as of June 30, 2016 with an effective date through June 30, 2021. The reinsurance percentage is 66.2% in excess of 125% of expected claims from the effective date of this treaty and the parties may increase the reinsurance percentage up to 100% with 30 days' prior written notice, commencing after those 30 days by way of mutual agreement.

Reinsurance assumed for the years ended December 31, is as follows:

	December 31,
	2021	2020
Reinsurance premiums assumed	$272,730	$40,513
Coinsurance reserves	2,730,693	2,578,665

Reinsurance ceded for the years ended December 31, is as follows:

	December 31,
	2021	2020
Reinsurance premiums ceded	$149,503	$1,017,571
Deduction from insurance liabilities including reinsurance recoverable on unpaid claims	3,171,005	3,238,531
Reinsurance recoverable on paid losses	41,799	34,950

The effects of reinsurance premiums for the years ended December 31, were as follows:

	December 31,
	2021	2020
Life and accident and health insurance
Direct	$54,178	$55,032
Reinsurance assumed - non - affiliated	272,729	40,513
Reinsurance assumed - affiliated	1	1
Less: Reinsurance ceded - non - affiliated	(141,400)	(71,563)
Less: Reinsurance ceded - affiliated	(8,103)	(946,009)
Net premiums	$177,405	$(922,026)

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by ceding certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on the Company’s review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound. There was no allowance for uncollectible amounts at December 31, 2021 and 2020.

7.	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full life insurance premium for the current policy year has been collected. Gross premiums as represented below are net of reinsurance. Loading is the amount added to premiums to cover operating expenses. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest. As of December 31, 2021 and 2020, the Company had deferred and uncollected life insurance premiums (excluding accident and health) as follows:

	Year Ended December 31,
	2021					2020
	Gross	Loading	Net	Non- Admitted	Net Admitted	Gross	Loading	Net	Non- Admitted	Net Admitted
Traditional life	$2,056	$574	$2,630	$(187)	$2,443	$2,100	$414	$2,514	$(161)	$2,353
Total	$2,056	$574	$2,630	$(187)	$2,443	$2,100	$414	$2,514	$(161)	$2,353

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

8.	ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

As December 31, 2021, the Company’s annuity reserves, supplementary contract reserves and deposit liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities:

	Year Ended December 31, 2021
	General Account	Separate Account With Guarantee	Separate Account Without Guarantee	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$—	$—	$—	$—	—%
At book value less surrender charge of 5% or more	7,460	—	—	7,460	0.7%
At fair value	—	—	20,719	20,719	2.0%
Total with adjustment or at market value	7,460	—	20,719	28,179	2.7%
At book value without adjustment (minimal or no charge or adjustment)	1,020,686	—	—	1,020,686	96.4%
Not subject to discretionary withdrawal	9,156	—	286	9,442	0.9%
Total (gross)	1,037,302	—	21,005	1,058,307	100.0%
Less: reinsurance ceded	723,205	—	—	723,204
Total (net)	$314,097	$—	$21,005	$335,103

Group Annuities:

	General Account	Separate Account With Guarantee	Separate Account Without Guarantee	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$—	$166	$—	$166	0.1%
At book value less surrender charge of 5% or more	22	—	—	22	—%
At fair value	—	—	54,544	54,544	32.0%
Total with adjustment or at market value	22	166	54,544	54,732	32.1%
At book value without adjustment (minimal or no charge or adjustment)	19,890	—	—	19,890	11.7%
Not subject to discretionary withdrawal	94,528	—	1,090	95,618	56.2%
Total (gross)	114,440	166	55,634	170,240	100.0%
Less: reinsurance ceded	22,343	—	—	22,343
Total (net)	$92,097	$166	$55,634	$147,897

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Total Deposit-type Contracts:

	General Account	Separate Account With Guarantee	Separate Account Without Guarantee	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$—	$—	$—	$—	—%
At book value less surrender charge of 5% or more	—	—	—	—	—%
At fair value	—	—	14,848	14,848	4.0%
Total with adjustment or at market value	—	—	14,848	14,848	4.0%
At book value without adjustment (minimal or no charge or adjustment)	358,036	—	—	358,036	95.7%
Not subject to discretionary withdrawal	1,308	—	—	1,308	0.3%
Total (gross)	359,344	—	14,848	374,192	100.0%
Less: reinsurance ceded	72,310	—	—	72,310
Total (net)	$287,034	$—	$14,848	$301,882

Reconciliation of total annuity actuarial reserves and deposit fund liabilities amounts:

	Year Ended December 31, 2021
	General Account	Separate Account	Total
Life, accident & health, and supplemental contracts with life contingencies	693,228	—	693,228
Separate Accounts	—	91,654	91,654
Total annuity actuarial reserves and deposit liabilities	$693,228	$91,654	$784,882

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

As of December 31, 2021, the Company’s life reserves, that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

	Year Ended December 31, 2021			Year Ended December 31, 2021
	General Account			Separate Account-Guranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$64,364	$69,900	$—	$—	$—
Universal Life	367,532	373,387	384,598	—	—	—
Universal Life with Secondary Guarantees	22,166	20,684	89,679	—	—	—
Indexed Universal Life with	107,015	103,769	90,191	—	—	—
Indexed Universal Life with Secondary Guarantees	308,501	294,994	790,977	—	—	—
Other permanent cash value life insurance	—	396,820	421,765	—	—	—
Variable Universal Life	9,156	9,119	8,639	56,989	56,989	53,277
Not subject to discretionary withdrawal or no cash value:
Term Policies without Cash Value	—	—	167,276	—	—	—
Accidental Death Benefits	—	—	402	—	—	—
Disability-Active Lives	—	—	3,334	—	—	—
Disability-Disabled Lives	—	—	4,083	—	—	—
Miscellaneous Reserves	—	—	411,576	—	—	3,708
Total (gross)	814,370	1,263,137	2,442,420	56,989	56,989	56,985
Less: reinsurance ceded	693,825	1,108,864	2,303,151	—	—	—
Total (net)	$120,545	$154,273	$139,269	$56,989	$56,989	$56,985

Reconciliation of total life & accident & health reserves

	Year Ended December 31, 2021
	General Account	Separate Account without Guarantees	Total
Life insurance reserves	$133,385	$53,277	$186,662
Accidental death benefit reserves	352	—	352
Disability-active lives reserves	219	—	219
Disability-disabled lives reserves	337	—	337
Miscellaneous reserves	4,975	3,708	8,683
Total life and accident & health reserves	139,268	56,985	196,253

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

As December 31, 2020, the Company’s annuity reserves, supplementary contract reserves and deposit liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities:

	Year Ended December 31, 2020
	General Account	Separate Account With Guarantee	Separate Account Without Guarantee	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	—	—	—	—	—%
At book value less surrender charge of 5% or more	2,566	—	—	2,566	0.3%
At fair value	—	—	18,475	18,475	2.1%
Total with adjustment or at market value	2,566	—	18,475	21,041	2.4%
At book value without adjustment (minimal or no charge or adjustment)	861,176	—	—	861,176	96.6%
Not subject to discretionary withdrawal	8,924	—	247	9,171	1.0%
Total (gross)	872,666	—	18,722	891,388	100.0%
Less: reinsurance ceded	696,776	—	—	696,776
Total (net)	175,890	—	18,722	194,612

Group Annuities:

	General Account	Separate Account With Guarantee	Separate Account Without Guarantee	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	—	164	—	164	0.1%
At book value less surrender charge of 5% or more	1	—	—	1	—%
At fair value	—	—	53,326	53,326	29.4%
Total with adjustment or at market value	1	164	53,326	53,491	29.5%
At book value without adjustment (minimal or no charge or adjustment)	21,643	—	—	21,643	11.9%
Not subject to discretionary withdrawal	105,457	—	1,042	106,499	58.6%
Total (gross)	127,101	164	54,368	181,633	100.0%
Less: reinsurance ceded	23,993	—	—	23,993
Total (net)	103,108	164	54,368	157,640

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Total Deposit-type Contracts:

	General Account	Separate Account With Guarantee	Separate Account Without Guarantee	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	—	—	—	—	—%
At book value less surrender charge of 5% or more	—	—	—	—	—%
At fair value	—	—	13,558	13,558	3.5%
Total with adjustment or at market value	—	—	13,558	13,558	3.5%
At book value without adjustment (minimal or no charge or adjustment)	366,982	—	—	366,982	96.1%
Not subject to discretionary withdrawal	1,500	—	—	1,500	0.4%
Total (gross)	368,482	—	13,558	382,040	100.0%
Less: reinsurance ceded	73,283	—	—	73,283
Total (net)	295,199	—	13,558	308,757

Reconciliation of total annuity actuarial reserves and deposit fund liabilities amounts:

	Year Ended December 31, 2020
	General	Separate Separate	Total
Life, accident & health, and supplemental contracts with life contingencies	574,197	—	574,197
Separate Accounts	—	86,812	86,812
Total annuity actuarial reserves and deposit liabilites	574,197	86,812	661,009

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

As December 31, 2020, the Company’s life reserves, that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

	Year Ended December 31, 2020			Year Ended December 31, 2020
	General Account			Separate Account-Guranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$67,187	$71,836	$—	$—	$—
Universal Life	381,419	388,050	400,268	—	—	—
Universal Life with Secondary Guarantees	22,181	20,238	84,322	—	—	—
Indexed Universal Life with	108,111	103,619	89,422	—	—	—
Indexed Universal Life with Secondary Guarantees	302,529	284,692	762,051	—	—	—
Other permanent cash value life insurance	—	415,800	442,544	—	—	—
Variable Universal Life	9,130	9,124	8,566	50,331	50,299	46,944
Not subject to discretionary withdrawal or no cash value:
Term Policies without Cash Value	—	—	211,810	—	—	—
Accidental Death Benefits	—	—	425	—	—	—
Disability-Active Lives	—	—	3,442	—	—	—
Disability-Disabled Lives	—	—	4,450	—	—	—
Miscellaneous Reserves	—	—	413,654	—	—	3,367
Total (gross)	823,370	1,288,710	2,492,790	50,331	50,299	50,311
Less: reinsurance ceded	703,438	1,132,312	2,351,246	—	—	—
Total (net)	$119,932	$156,398	$141,544	$50,331	$50,299	$50,311

Reconciliation of total life & accident & health reserves

	Year Ended December 31, 2020
	General Account	Separate Account without Guarantees	Total
Life insurance reserves	$135,324	$46,944	$182,268
Accidental death benefit reserves	368	—	368
Disability-active lives reserves	232	—	232
Disability-disabled lives reserves	469	—	469
Miscellaneous reserves	5,151	3,367	8,518
Total life and accident & health reserves	141,544	50,311	191,855

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

9.	ACCIDENT AND HEALTH POLICY AND CLAIMS LIABILITIES

On January 2, 2009, The Hanover Insurance Group, Inc. (THG) sold all the outstanding shares of capital stock of the Company to Commonwealth Annuity pursuant to a Stock Purchase Agreement entered into on July 30, 2008. Additionally, coincident with the sale transaction, the Company and the Hanover Insurance Company (HIC) entered into a reinsurance contract whereby HIC assumed the Company’s accident and health insurance business through a 100% coinsurance agreement. The Company did not have any policy and claims liabilities related to its accident and health business net of reinsurance at both December 31, 2021 and 2020.

The Company regularly updates its estimates of policy and claims liabilities as new information becomes available and further events occur which may impact the resolution of unsettled claims for its accident and health line of business. Changes in prior estimates are generally reflected in results of operations in the year such changes are determined to be needed.

10.	CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends and other distributions to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Massachusetts statutes, the maximum amount of dividends and other distributions that an insurer may pay in any twelve-month period, without prior approval of the MADOI, is limited to the greater of the Company’s statutory net gains from operations of the preceding December 31 or 10% of the statutory policyholder’s surplus as of the preceding December 31. Dividends must be paid from unassigned funds. The maximum ordinary dividend the Company can pay in 2022 is $11,720

The Company paid $100,000,000 in extraordinary dividends to its parent in 2020. This dividend was classified as a reduction of capital.

In 2021 and 2020 the Company did not receive any capital contributions.

Unassigned funds (surplus) was reset to zero as of June 30, 2021, due to a quasi-reorganization.

The Company’s unassigned surplus was impacted by each item below as follows:

	December 31,
	2021	2020
Unrealized gains (losses)	$4,153	$3,528
Nonadmitted asset values	(4,987)	(3,654)
Asset valuation reserves	(14,251)	(12,301)

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

The Company must meet minimum capital and surplus requirements under an RBC formula. RBC is the standard measurement of an insurance company’s required capital on a statutory basis. It is calculated by using a formula that applies factors to various assets, premium, and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Regulatory action is tied to the amount of a company’s capital position in relation to required capital as calculated under the RBC formula. Total adjusted capital for life insurance companies is defined as statutory capital and surplus, plus asset valuation reserve plus subsidiary asset valuation reserves, plus 50% of dividends apportioned for payment, plus 50% of subsidiary dividends apportioned for payment, and was $135,809 at December 31, 2021.

11.	RELATED PARTY TRANSACTIONS

Service Agreements

The Company entered into a Services and Expense Agreement with GAFG and Global Atlantic (Fin) Company (GA Finco) under which GAFG and GA Finco and their affiliates agreed to provide personnel, management services, administrative support, the use of facilities and such other services as the parties may agree to from time to time. The agreement was filed with the MADOI. The Company recognized $0 and $2,870 in intercompany charges for 2021 and 2020, respectively.

On February 1, 2021, FAFLIC entered into an investment management agreement with Kohlberg Kravis Roberts & Co. L.P., a Delaware limited partnership and KKR subsidiary. The Company incurred expenses for this agreement of $3,209 for the year ended December 31, 2021.

The Company has entered into administrative service agreements with Goldman Sachs Asset Management, L.P. (GSAM), a related party of GS, to receive management services and investment advisory services, respectively.  The administrative service agreement is to receive services which are routine in nature. The Company paid portfolio management fees to GSAM that resulted in a payable of $0 and $674 at December 31, 2021 and 2020, respectively, and expenses of $0 and $1,448 for the periods ending December 31, 2021 and 2020, respectively which are included in the intercompany charges above.

The Company has funds withheld agreements with related parties, described in footnote 6 – Reinsurance. Net amounts due from affiliates related to funds withheld agreements were $1,245 and $2,675 for the years ended December 31, 2021 and 2020, respectively. Net amounts due to affiliates related to funds withheld agreements were $3,415 and $3,210 for the years ended December 31, 2021 and 2020, respectively. All intercompany balances related to funds withheld agreements are settled in the subsequent quarter.

The Company has agreements with affiliated parties to receive and pay certain fee income and expenses related to policyholder administration. Net income related to these agreements was $735 and $1,031 for the years ended December 31, 2021 and 2020, respectively, and net amounts receivable were $241 and $251 at December 31, 2021 and 2020, respectively.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Payable to/Receivable from Affiliates

The Company reported a net payable to related parties of $719 and $1,493 for the years ended December 31, 2021 and 2020 respectively.

12.	COMMITMENTS AND CONTINGENCIES

Litigation

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business.

Given the inherent difficulty of predicting the outcome of the Company’s litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses, or ranges of losses, for cases or proceedings where there is only a reasonable possibility that a loss may be incurred.

In connection with the process of converting over 500,000 in-force life insurance policies (representing policies for both the Company and Accordia) from systems managed by Athene Holdings Limited to the platform of one of our third party service providers DXC (the Conversion), the Company and Accordia expect to incur a variety of litigation-related costs. On June 28, 2018 a subsidiary of Athene and FAFLIC entered into a consent order with the New York State Department of Financial Services, or “NYSDFS,” relating to the NYSDFS’ market conduct examination findings that related primarily to disruptions in servicing caused by the Conversion. Pursuant to the consent order, Athene paid the NYSDFS a fine of $15,000 and will also take corrective actions and provide remediation to policyholders impacted by the Conversion. The agreements between the Company, Commonwealth Annuity and Athene provide indemnities to Athene, including for fines and penalties resulting from violations of law. Commonwealth Annuity has reimbursed Athene an amount equal to the NYSDFS fine in July, 2018.  Additionally, the Company has put up a reserve of $3,044 for costs related to certain aspects of the corrective actions agreed under the consent order. The Company anticipates additional regulatory, restitution and legal costs associated with the investigation, defense, and settlement of potential claims related to the Conversion.

Assessments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Commitments

The Company has an operational servicing agreement with a third party administrator for contract / policy administration of the Company’s traditional life business. Additionally, there is a professional services agreement to manage certain aspects of the Company’s reinsurance portfolio.

As of December 31, 2021 the purchase commitments related to the agreement with the third party administrator were as follows:

2022	$1,328
2023	440
2024	173
2025	155
2026	137
2027 and thereafter	300
Total	$2,533

The Company invests in certain joint ventures, limited liability companies (LLCs) and partnerships, and in some cases makes a commitment for additional investment up to a maximum invested amount.

As of December 31, 2021, commitments to make additional investments to LLCs total $4,360.

13.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events from December 31, 2021 through March 30, 2022, the date that these financial statements were available to be issued, and determined that there are no Type – I Recognized, or Type – II, Non Recognized events.

14.	COMPOSITION OF OTHER ASSETS, LIABILITIES AND EXPENSES

Other assets consist of the following:

	December 31,
	2021	2020
Pension annuity contract	$1,372	$1,532
Miscellaneous receivables	(198)	144
Guaranty funds receivable or on deposit	41	119
Total other assets	$1,215	$1,795

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Other liabilities consist of the following:

	December 31,
	2021	2020
Remittances and items not allocated	$15,342	$17,657
Miscellaneous liabilities	3,177	2,929
Tax liabilities	2,482	2,013
Policyholder liabilities	45	39
Derivatives	—	228
Total other liabilities	$21,046	$22,866

Other expenses consist of the following:

	December 31,
	2021	2020
FwH Realized Bonds Ceded	$—	$—
Captive financing fee	1,766	1,748
Total other expenses	$1,766	$1,748

15.	AGENT BENEFIT PLANS

Effective May 1, 2014 the Company assumed, and received assets for, a nonqualified defined contribution pension plan covering career distribution systems agents for $3,600. The balance of this obligation was $1,244 and $3,048 for the years ended December 31, 2021 and 2020, respectively. There were no expenses recognized in association with this plan for the years ended December 31, 2021 and 2020.

16.	SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for variable annuity and variable life transactions. In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s separate account statement includes legally insulated assets of $149,630 and $138,148 as of December 31, 2021 and 2020, respectively. The assets legally insulated from the general account as of December 31, 2021 are attributed to the following products/transactions:

Product/Transaction	Legally Insulated Assets	(Not Legally Insulated)
Variable annuities	$92,641	$—
Variable life insurance products	56,989	—
Total	$149,630	$—

Separate account~~s~~ assets held by the Company generally relate to variable annuities or life insurance of a non-guaranteed return nature. The net investment return of the separate account is credited directly to the policyholder and can be positive or negative. The variable annuities generally provide a minimum guaranteed death benefit, the nature of which has varied over time. In 1996, the company began offering a minimum guaranteed death benefit which is adjusted annually to the current account value. The maximum amount associated with death benefit guarantees for 2021 was $2,365 with associated risk charges paid by the separate account to compensate for these risks of $1.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

The maximum amount associated with death benefit guarantees for 2020 was $2,451 with associated risk charges paid by the separate account to compensate for these risks of $1.

The maximum amount associated with death benefit guarantees for 2019 was $2,547 with associated risk charges paid by the separate account to compensate for these risks of $2.

Information regarding the Separate Accounts of the Company as of December 31, 2021 is as follows:

2021	Indexed	Non-Indexed Guarantee Less than / equal to 4%	Non-Indexed Guarantee More than 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$—	$—	$—	$1,571	$1,571

Reserves
For accounts with assets at:
Fair value	—	166	—	133,625	133,791

By withdrawal characteristics
With MV adjustment	—	166	—	—	166
At fair value	—	—	—	132,394	132,394

Not subject to discretionary withdrawal	—	—	—	1,231	1,231

Total	$—	$166	$—	$133,625	$133,791

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2021 is as follows:

Transfers to separate accounts	$1,571
Transfers from separate accounts	12,177
Net transfers to/(from) separate accounts	(10,606)
Reconciling adjustments:
Administration and policy fees	(2,473)
Matured deferred contracts	207
Reinsurance	12,164
Transfers as reported in the statements of operations	$(708)

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Information regarding the Separate Accounts of the Company as of December 31, 2020 is as follows:

2020	Indexed	Non-Indexed Guarantee Less than / equal to 4%	Non-Indexed Guarantee More than 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$—	$—	$—	$1,574	$1,574

Reserves
For accounts with assets at:
Fair value	—	164	—	123,401	123,565

By withdrawal characteristics
With MV adjustment	—	164	—	—	164
At fair value	—	—	—	122,112	122,112

Not subject to discretionary withdrawal	—	—	—	1,289	1,289

Total	$—	$164	$—	$123,401	$123,565

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2020 is as follows:

Transfers to separate accounts	$1,667
Transfers from separate accounts	12,292
Net transfers to/(from) separate accounts	(10,625)
Reconciling adjustments:
Administration and policy fees	(2,580)
Matured deferred contracts	22
Reinsurance	12,575
Transfers as reported in the statements of operations	$(608)

17.	CLOSED BLOCK

Effective December 1, 2015, and following the approval of the MADOI, the Company entered into a coinsurance agreement with Ameritas Life Insurance Corp whereby it ceded substantially all of its closed block of business. The closed block consists of individual whole life insurance participating policies, term life policies and individual deferred annuity contracts which were inforce as of October 16, 1995. As a result of the transaction, the Company ceded $571,400 policyholder liabilities, and transferred associated assets.

The table below presents financial schedule for the closed block, prior to the impact of reinsurance at December 31, 2021 and 2020.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

Summarized financial information of the Closed Block for the years ended December 31, was as follows:

BALANCE SHEET	2021	2020
Assets:
Bonds, at amortized cost	$396,150	$406,704
Cash & short-term investments	5,648	8,372
Policy loans	58,299	60,803
Investment income due & accrued	6,817	6,856
Premiums deferred and uncollected	1,626	1,792
Current federal & foreign income tax recoverable	2,906	2,085
Total admitted assets	$471,446	$486,612

Liabilities:
Policy liabilities & accruals	$493,736	$509,526
Other liabilities	2,028	4,486
Total liabilities	$495,764	$514,012

INCOME STATEMENT	2021	2020
Revenues:
Premiums and other considerations	$10,823	$12,316
Net investment income	22,044	21,891
Realized gains	50	441
Total revenue	$32,917	$34,648

Benefits & expenses:
Policy benefits	$30,690	$36,910
Operating & selling expenses	(34)	(41)
Taxes, excluding capital gains tax	(821)	(255)
Total benefits & expenses	$29,835	$36,614

Closed Block Net Income	$3,082	$(1,968)

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

CASH FLOWS	2021	2020
Cash from Operations:
Premiums & annuity considerations	$11,016	$12,431
Net investment income	22,562	22,803
Claims, surrenders & other benefits	(39,277)	(37,903)
Commissions & expenses paid	—	—
Dividends to policyholders	(8,586)	(11,799)
Federal income taxes	—	(503)
Net cash used in operations	$(14,285)	$(14,971)

Cash from Investments:
Proceeds from investments sold, matured or repaid
Bonds	$18,833	$15,065

Cost of investments acquired
Bonds	(8,707)	(5,822)

Net decrease in policy loans	2,504	4,261
Net decrease in receivable for securities	—	—
Net cash (used in) / provided by investments	$12,630	$13,504

Cash from Financing & Other Sources:
Net deposits on deposit type contracts & other liabilities	$(751)	$(1,096)
Other cash applied	(319)	1,086
Net cash (used in) / provided by financing and other sources	$(1,070)	$(10)

Cash and Short Term Investments
Net Change in cash and short term investments	$(2,724)	$(1,477)
Beginning of the year	8,372	9,849
End of the year	$5,648	$8,372

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Notes to Financial Statements- Statutory Basis

For the Years Ended December 31, 2021 and 2020

(Dollars in thousands)

18. RECONCILIATION TO ANNUAL STATEMENT

Subsequent to the filing of the Company's Annual Statement in February 2022 and prior to the issuance of the Company's audited financial statements as of and for the year ended December 31, 2021, the Company identified and reclassified a balance related to the group level tax liability which effectively decreased taxes recoverable and also decreased intercompany payables, with no impact on surplus. A summary reconciliation of the Annual Statement balances to the audited financial statements is as follows:

	Capital and Surplus	Net Income (Loss)	Admitted Assets	Liabilities
As reported in the 2021 statutory annual statement	$121,501	$6,459	$3,262,612	$3,141,110

2021 Adjustments:
Reclass of income tax receivable/payable	—	—	(1,790)	(1,790)
Additional policy loan non admit	(3,345)	—	(3,345)	—
Additional policy loan valuation accrual	(953)	(953)	—	953
As reported in the 2021 audited financial statement	$117,204	$5,506	$3,257,477	$3,140,273

	Net Cash from Operations	Net Cash from Investments	Net Cash from Financing	Net Change in Cash
As reported in the 2021 statutory annual statement	$(14,316)	$73,427	$(30,335)	$28,776
Policy loan write-off	206	(206)	—	—
Policy loan valuation adjustment	(953)	—	953	—
As reported in the 2021 audited financial statement	$(15,063)	$73,221	$(29,382)	$28,776

SUPPLEMENTAL INFORMATION

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2021

(Dollars in thousands)

Investment Income Earned
U.S. Government Bonds	$203
Other bonds (unaffiliated)	99,722
Bonds of affiliates	149
Preferred stock	(16)
Mortgage loans	235
Premium notes, policy loans and liens	2,713
Cash and short term-investments	351
Other invested assets	2,972
Miscellaneous income	23
Gross investment income	$106,352

Other long term assets–statement value	$5,450

Bonds and Short-Term Investments by Maturity and Class by Maturity (weighted based on future cash flows) - Statement Value
Due within one year or less	$80,806
Over 1 year through 5 years	294,242
Over 5 years through 10 years	373,180
Over 10 years through 20 years	504,568
Over 20 years	1,006,216
Total by Maturity	$2,259,012

by Class - Statement Value
Class 1	$1,196,700
Class 2	1,049,350
Class 3	12,512
Class 4	449
Class 5	—
Class 6	—
Total by Class	$2,259,011

Total Publicly Traded	$1,880,767
Total Privately Traded	378,245
Total	$2,259,012

Mortgage loans on real estate (book value including nonadmitted portion):
Commercial mortgages	$5,582
Residential mortgages	—
Total	$5,582

Mortgage loans on real estate by standing (book value);
Good standing	$5,582
Good standing with restructured terms	—
With overdue interest over 90 days	—
In process of foreclosure	—
Total	$5,582

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2021

(Dollars in thousands)

Collar, Swap and Forward Agreements Open - Statement Value	$—

Short-term investments - book value	$154
Cash equivalents	54,544
Cash on deposit	45,950
Total	$100,648
Life insurance in force
Ordinary life	$279,536
Group life	14,403
$293,939

Amount of accidental death insurance in force under ordinary policies	$70,838

Life insurance policies with disability provisions in force
Ordinary life	$1,322,882
Group life	6,942
$1,329,824
Supplementary contracts in force
Ordinary - involving life contingencies
Amount on deposit	$—
Amount of income payable	313

Ordinary - not involving life contingencies
Amount on deposit	$—
Amount of income payable	113

Group - involving life contingencies
Amount on deposit	$—
Amount of income payable	—

Group - not involving life contingencies
Amount on deposit	$13
Amount of income payable	1

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2021

(Dollars in thousands)

Annuities:
Ordinary
Immediate - amount of income payable	$77
Deferred - fully paid account balance	173,666
Deferred - not fully paid account balance	—

Group
Immediate - amount of income payable	$18,154
Deferred - fully paid account balance	—
Deferred - not fully paid account balance	—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$292,699
Dividend accumulations - account balance	767

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2021

(Dollars in thousands)

Investment Risk Interrogatories

1.	The Company’s admitted assets as reported in the statutory basis statements of admitted assets, liabilities and capital and surplus is $3,107,847 at December 31, 2021.

2.	The 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, US Government agency securities and those U.S government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by the Company and (iii) policy loans:

Investment Category	Issuer		Amount	Percentage of Total Admitted Assets
Long Term Bonds	2.01	JPMorgan Chase & Co.	$68,879	2.2%
Long Term Bonds	2.02	Bank of America Corporation	52,114	1.7%
Long Term Bonds	2.03	The Port Authority of New York and New Jersey	48,618	1.6%
Long Term Bonds	2.04	Morgan Stanley	35,266	1.1%
Long Term Bonds	2.05	Duke Energy Corporation	34,961	1.1%
Long Term Bonds	2.06	HSBC Holdings plc	33,792	1.1%
Long Term Bonds	2.07	The EDF Group	28,610	0.9%
Long Term Bonds	2.08	Metropolitan Transportation Commission	25,325	0.8%
Long Term Bonds	2.09	NatWest Group plc	25,175	0.8%
Long Term Bonds	2.10	State of California	24,741	0.8%

3.	The amount and percentage of the Company’s total admitted assets held in bonds, short-term investments and cash equivalents, and by NAIC rating is as follows:

NAIC Rating		Amount	Percentage of Total Admitted Assets
3.01	NAIC-1	$1,196,700	38.5%
3.02	NAIC-2	1,049,350	33.8%
3.03	NAIC-3	12,512	0.4%
3.04	NAIC-4	449	—%
3.05	NAIC-5	—	—%
3.06	NAIC-6	—	—%
		$2,259,011	72.7%

4.	Assets held in foreign investments are as follows:

		Amount	Percentage of Total Admitted Assets
4.02	Total admitted assets held in foreign investments	$335,024	10.8%
4.03	Foreign-currency-denominated investments	—	—%
4.04	Insurance linked liabilities denominated in that same foreign currency	—	—%

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2021

(Dollars in thousands)

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
5.01	Countries rated NAIC-1	$335,024	10.8%
5.02	Countries rated NAIC-2	—	0.0%
5.03	Countries rated NAIC-3 or less	—	0.0%
		$335,024	10.8%

6.	Largest foreign investment exposure to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
Countries rated NAIC-1
6.01	France	$96,795	3.1%
6.02	United Kingdom	60,934	2.0%
		$157,729	5.1%

7-9. Assets held in unhedged foreign currency exposure are less than 2.5% of the Company’s total admitted assets.

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

Issuer		NAIC Rating	Amount	Percentage of Total Admitted Assets
10.01	Pernod Ricard SA	2	$21,133	0.7%
10.02	Enel SpA	2	19,469	0.6%
10.03	HSBC Holdings plc	2	16,744	0.5%
10.04	Rio Tinto Group	1	15,816	0.5%
10.05	BNP Paribas SA	1 & 2	15,337	0.5%
10.06	TotalEnergies SE	1	14,798	0.5%
10.07	Macquarie Group Limited	2	13,794	0.4%
10.08	Vodafone Group Public Limited Company	2	13,559	0.4%
10.09	Takeda Pharmaceutical Company Limited	2	11,979	0.4%
10.10	Holcim Ltd	2	10,501	0.3%
			$153,130	4.9%

11.	Assets held in Canadian investments are less than 2.5% of the Company’s total admitted assets.

12.	Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’s total admitted assets.

13.	Assets held in equity interests are less than 2.5% of the Company’s total admitted assets.

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2021

(Dollars in thousands)

14.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company’s total admitted assets.

15.	Assets held in general partnership interests are less than 2.5% of the Company’s total admitted assets.

16-17. Assets held in mortgage loans reported in Schedule B less than 2.5% of the Company’s total admitted assets.

18.	Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5% of the Company’s total admitted assets.

19.	Assets held in mezzanine real estate loans are less than 2.5% of the Company’s total admitted assets.

20.	The Company did not have any securities lending, repurchase, reverse repurchase, dollar repurchase and dollar reverse repurchase agreements.

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants attached to other financial instruments, options, caps and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
21.01	Hedging	$—	0%	$—	0%
21.02	Income generation	—	0%	—	0%
21.03	Other	—	0%	—	0%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps and forwards:

At End of Each Quarter
		1st Quarter	2nd Quarter	3rd Quarter
22.01	Hedging	$—	$204	$—
22.02	Income generation	—	—	—
22.03	Replications	—	—	—
22.04	Other	—	—	—

23.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for future contracts:

		At Year End		At End of Each Quarter
		1	2	1st Quarter	2nd Quarter	3rd Quarter
23.01	Hedging	$76	—%	$132	$77	$81
23.02	Income generation	—	—%	—	—	—
23.03	Replications	—	—%	—	—	—
23.04	Other	—	—%	—	—	—

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Summary Investment Schedule

December 31, 2021

(Dollars in thousands)

Summary Investment Schedule			Admitted Assets as Reported in
	Gross Investment Holdings*		the Annual Statement
Investment Categories	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
Long Term Bonds:
U.S. governments	5,118	0.21%	5,118	0.21%
All other governments	29,725	1.23%	29,725	1.23%
U.S. states, territories and possessions, etc. guaranteed	38,787	1.61%	38,787	1.61%
U.S. political subdivisions of states, territories, and possessions, guaranteed	42,565	1.76%	42,565	1.77%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	226,711	9.40%	226,711	9.42%
Industrial and miscellaneous	1,860,510	77.13%	1,860,510	77.27%
Hybrid securities	40,433	1.68%	40,433	1.68%
Parent, subsidiaries and affiliates	15,008	0.62%	15,008	0.62%
Total long-term bonds	2,258,857	93.64%	2,258,857	93.81%
Mortgage Loans:
Commercial mortgages	5,582	0.23%	5,582	0.23%
Total mortgage loans	5,582	0.23%	5,582	0.23%
Cash	45,950	1.90%	45,950	1.91%
Cash equivalents	54,544	2.26%	54,544	2.27%
Short-term investments	154	0.01%	154	0.01%
Contract loans	41,606	1.72%	37,217	1.55%
Derivatives	36	—%	36	—%
Other invested assets	5,431	0.23%	5,431	0.23%
Receivables for securities	20	—%	20	—%
Total invested assets	2,412,180	100.00%	2,407,791	100.00%

* Gross investment holdings as valued in compliance with the NAIC Accounting Practices and Procedures Manual

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Summary Investment Schedule

December 31, 2021

(Dollars in thousands)

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes ☒ No ☐

If yes, indicate the number of reinsurance contracts to which such provisions apply:         1

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☒ No ☐ N/A ☐

2.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☒ No ☐

If yes, indicate the number of reinsurance contracts to which such provisions apply:           1

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☒

3.	Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

First Allmerica Financial Life Insurance Company

(A wholly-owned subsidiary of Commonwealth Annuity and Life Insurance Company)

Supplemental Schedule of Reinsurance Disclosures

December 31, 2021

(Dollars in thousands)

a.	Provisions that permit the reporting of losses to be made less frequently than quarterly;

b.	Provisions that permit settlements to be made less frequently than quarterly;

c.	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

d.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

e.	Yes ☐ No ☒

4.	Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes ☐ No ☒		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No ☒		Yes ☐ No ☐ N/A ☒

5.	Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☐ N/A ☒

b.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☐ N/A ☒

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences to explain why the contract(s) is treated differently for GAAP and SAP below:

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